Execution Version FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated effective as of November 25, 2025, is among HELEN OF TROY LIMITED, a Bermuda company (“Limited”), the other Guarantors, HELEN OF TROY TEXAS CORPORATION, a Texas corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender (in said capacity as Administrative Agent, the “Administrative Agent”). BACKGROUND A. The Borrower, Limited, the Lenders, and Bank of America, as the Administrative Agent, Swing Line Lender and L/C Issuer, are parties to that certain Credit Agreement, dated as of February 15, 2024 (such agreement, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. B. The Borrower and Limited have requested that the Lenders amend the Credit Agreement, as more fully set forth herein. C. The Borrower, Limited, the Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows: §1. Commitment Reduction. Pursuant to Section 2.06(a) of the Credit Agreement, the Borrower hereby notifies the Revolving Lenders that, on the First Amendment Effective Date (as defined below), the Revolving Facility shall be permanently reduced by an amount equal to $250,000,000 (the “First Amendment Commitment Reduction”). Such reduction of the Revolving Facility shall be applied to the Revolving Commitment of each Revolving Lender according to its Applicable Revolving Percentage. Notwithstanding anything set forth in Section 2.06(c) of the Credit Agreement to the contrary, the Lenders agree that all Revolving Commitment Fees accrued until the First Amendment Effective Date shall be paid on the last Business Day of November. After giving effect to such First Amendment Commitment Reduction, the Revolving Commitment of each Revolving Lender shall be as set forth on Schedule 1.01(b) attached to this Amendment. §2. Amendments to Credit Agreement. (a) Subject to the terms and conditions set forth herein, including satisfaction of each of the conditions set forth in Section 4 below, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended in its entirety and replaced with the document attached hereto as Annex I. Upon the First Amendment Effective Date, all of the Obligations incurred under the Credit Agreement shall, to the extent outstanding on the First Amendment Effective Date, continue to be outstanding under the Credit Agreement, as amended by this Amendment, and shall not be deemed to be paid, released, discharged or otherwise satisfied by the Exhibit 10.1

2 execution of this Amendment, and this Amendment shall not constitute a substitution or novation of such Obligations or any of the other rights, duties and obligations of the parties hereunder. (b) Schedule 1.01(b). Schedule 1.01(b) to the Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Schedule 1.01(b) to Annex II. (c) Exhibit B. Exhibit B to the Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Exhibit B to Annex II. §3. Representations and Warranties. By its execution and delivery hereof, each of the Borrower, Limited and the other Guarantors represents and warrants as follows: (a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent applicable statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement; (a) No event has occurred and is continuing which constitutes a Default or an Event of Default on the date hereof or after giving effect to this Amendment; (b) The Borrower, Limited and each other Guarantor have all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform their respective obligations under this Amendment; (c) The execution, delivery and performance by the Borrower, Limited and each other Guarantor of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not and will not (x) contravene the terms of either of such Person’s Organization Documents; (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which either Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which either Person or its property is subject; or (z) violate any Law. Limited and each of its Subsidiaries is in compliance with all Contractual Obligations referred to in clause (y)(A) above except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect; (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against Limited, the Borrower and each other Guarantor of this Amendment;

3 (e) (i) This Amendment has been duly executed and delivered by Limited, the Borrower and each other Guarantor. (ii) This Amendment constitutes a legal, valid and binding obligation of Limited, the Borrower and each other Guarantor, enforceable against each such Person in accordance with its terms, subject as to enforcement to any Debtor Relief Laws and general equitable principles. §4. Conditions to Effectiveness. This Amendment shall become effective as of the date (such date, the “First Amendment Effective Date”) on which each of the following conditions have been satisfied in accordance with the terms therein: (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Lenders; (b) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and Limited and acknowledged by each Guarantor; and (c) unless waived by the Administrative Agent, the reasonable and documented legal fees and expenses of Greenberg Traurig, LLP, counsel for the Administrative Agent, shall have been paid in immediately available funds to the extent an invoice has been presented at least three (3) Business Days prior to the date hereof. §5. Reference to the Credit Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby. (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement. §6. Costs, Expenses and Taxes. The Borrower agrees to pay, pursuant to the terms of the Credit Agreement, all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

4 §7. Guarantor’s Acknowledgment. By signing below, Limited and each other Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower and Limited of this Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty. §8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, email or other electronic imaging means (e.g. “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document. §9. Governing Law; Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that the Administrative Agent and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns. §10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. §11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

Signature Page to First Amendment to Credit Agreement [Helen of Troy] IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above. BORROWER: HELEN OF TROY TEXAS CORPORATION, a Texas corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer LIMITED: HELEN OF TROY LIMITED, a Bermuda company By: /s/ Brian Grass Brian Grass, Chief Financial Officer

Signature Page to First Amendment to Credit Agreement [Helen of Troy] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By:/s/ Melanie Brichant Name: Melanie Brichant Title: Assistant Vice President

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By:/s/ Scott Singhoff Name: Scott Singhoff Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: PNC BANK, NATIONAL ASSOCIATION, as a Lender By:/s/ Natalie Hill Name: Natalie Hill Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: U.S. BANK NATIONAL ASSOCIATION, as a Lender By:/s/ Joyce P. Dorsett Name: Joyce P. Dorsett Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: WELLS FARGO BANK, N.A., as a Lender By:/s/ Randall Schmidt Name: Randall Schmidt Title: Executive Director

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: TD BANK, N.A., as a Lender By:/s/ Peter Echausse Name: Peter Echausse Title: Managing Director

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: THE HUNTINGTON NATIONAL BANK, as a Lender By:/s/ Mike Kelly Name: Mike Kelly Title: Senior Director

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: JPMORGAN CHASE BANK, N.A., as a Lender By:/s/ Gregory T. Martin Name: Gregory T. Martin Title: Executive Director

Signature Page to First Amendment to Credit Agreement [Helen of Troy] LENDERS: HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Alberto Caudillo Name: Alberto Caudillo Title: Senior Relationship Manager

Signature Page to First Amendment to Credit Agreement [Helen of Troy] ACKNOWLEDGED AND AGREED PURSUANT TO SECTION 7 ABOVE: GUARANTORS: HELEN OF TROY L.P., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner By: /s/ Brian Grass Brian Grass, Chief Financial Officer HELEN OF TROY LIMITED, a Bermuda company By: /s/ Brian Grass Brian Grass, Chief Financial Officer HELEN OF TROY LIMITED, a Barbados corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer HOT NEVADA, INC., a Nevada corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer HELEN OF TROY NEVADA CORPORATION, a Nevada corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer HELEN OF TROY TEXAS CORPORATION, a Texas corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer

Signature Page to First Amendment to Credit Agreement [Helen of Troy] OXO INTERNATIONAL LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner By: /s/ Brian Grass Brian Grass, Chief Financial Officer PUR WATER PURIFICATION PRODUCTS, INC., a Nevada corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer KAZ, INC., a New York corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer KAZ USA, INC., a Massachusetts corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer KAZ CANADA, INC., a Massachusetts corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer STEEL TECHNOLOGY, LLC, an Oregon limited liability company By: /s/ Brian Grass Brian Grass, Chief Financial Officer

Signature Page to First Amendment to Credit Agreement [Helen of Troy] DRYBAR PRODUCTS LLC, a Delaware limited liability company By: /s/ Brian Grass Brian Grass, Chief Financial Officer OSPREY PACKS, INC., a Colorado corporation By: /s/ Brian Grass Brian Grass, Chief Financial Officer HELEN OF TROY MACAO LIMITED, a Macau corporation By: /s/ Tessa N. Judge Tessa N. Judge, Director KAZ EUROPE SÀRL a Swiss limited liability company By: /s/ Brian Grass Brian Grass, Managing Director

Signature Page to First Amendment to Credit Agreement [Helen of Troy] NOTARIAL CERTIFICATE OF Rita Trujillo NOTARY PUBLIC DO HEREBY CERTIFY AND ATTEST that on the day of the date hereof personally came and appeared before me Brain Grass, the duly authorized Chief Financial Officer of Helen of Troy Limited, a Barbados corporation, one of the executing parties to the within written document and did in my presence sign and deliver the same as and for his free and voluntary act and deed. IN FAITH AND TESTIMONY WHEREOF I the said Rita Trujillo have hereunto set and subscribed my name and caused my Seal of Office to be hereunto put and affixed this 20th day of November, 2025.

Signature Page to First Amendment to Credit Agreement [Helen of Troy] Annex I See Attached

Annex I to First Amendment ACTIVE 716195509v10 Published CUSIP Number: 42308LAA2 Revolving Facility CUSIP: 42308LAB0 Initial Term Facility CUSIP: 42308LAD6 Delayed Draw Term Facility CUSIP:42308LAC8 CREDIT AGREEMENT Dated as of February 15, 2024 among HELEN OF TROY TEXAS CORPORATION, a Texas corporation as the Borrower, HELEN OF TROY LIMITED, a Bermuda company, BANK OF AMERICA, N.A., as Administrative Agent, the Swing Line Lender and the L/C Issuer, and THE LENDERS PARTY HERETO BOFA SECURITIES, INC., PNC CAPITAL MARKETS, LLC, U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO SECURITIES, LLC, as Joint Lead Arrangers and Joint Bookrunners and TD BANK, N.A., as Documentation Agent as amended by that certain First Amendment to Credit Agreement, dated as of November 25, 2025

ii ACTIVE 716195509v10 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ...................................................................... 1 1.01 Defined Terms ................................................................................................................... 1 1.02 Other Interpretive Provisions ........................................................................................ 42 1.03 Accounting Terms ........................................................................................................... 43 1.04 Rounding.......................................................................................................................... 44 1.05 Times of Day; Timing of Performance .......................................................................... 44 1.06 Letter of Credit Amounts. .............................................................................................. 44 1.07 Exchange Rates; Currency Equivalents ....................................................................... 44 1.08 Additional Alternative Currencies. ............................................................................... 46 1.09 Calculation of Consolidated Total Assets. .................................................................... 46 1.10 Change of Currency. ....................................................................................................... 46 1.11 Limited Condition Acquisitions. .................................................................................... 47 1.12 Classifications of Loans and Borrowings. ..................................................................... 48 ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS .............................................................. 48 2.01 Loans ................................................................................................................................ 48 2.02 Borrowings, Conversions and Continuations of Loans ............................................... 49 2.03 Letters of Credit. ............................................................................................................. 50 2.04 Swing Line Loans. ........................................................................................................... 59 2.05 Prepayments .................................................................................................................... 62 2.06 Termination or Reduction of Commitments ................................................................ 64 2.07 Repayment of Loans ....................................................................................................... 64 2.08 Interest and Default Rate ............................................................................................... 66 2.09 Fees ................................................................................................................................... 67 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate .................................................................................................................................. 68 2.11 Evidence of Debt ............................................................................................................. 68 2.12 Payments Generally; Administrative Agent’s Clawback ............................................ 69 2.13 Sharing of Payments by Lenders. .................................................................................. 71 2.14 Increase in Commitments............................................................................................... 72 2.15 Cash Collateral. ............................................................................................................... 74 2.16 Defaulting Lenders. ........................................................................................................ 75 2.17 Sustainability Adjustments ............................................................................................ 77 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ....................................................... 78 3.01 Taxes. ............................................................................................................................... 78 3.02 Illegality ........................................................................................................................... 82 3.03 Inability to Determine Rates .......................................................................................... 82 3.04 Increased Costs ............................................................................................................... 84 3.05 Compensation for Losses ................................................................................................ 86 3.06 Mitigation Obligations; Replacement of Lenders. ....................................................... 86 3.07 Survival ............................................................................................................................ 87 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS .............................................. 87 4.01 Conditions of Initial Credit Extension .......................................................................... 87 4.02 Conditions to all Credit Extensions ............................................................................... 89 ARTICLE V REPRESENTATIONS AND WARRANTIES ..................................................................... 89 5.01 Existence, Qualification and Power; Compliance with Laws ..................................... 89

5.02	**Authorization; No Contravention**	90
5.03	**Governmental Authorization; Other Consents**	90
5.04	**Binding Effect**	90
5.05	**Financial Statements; No Material Adverse Effect**	90
5.06	**Litigation**	91
5.07	**No Default**	91
5.08	**Ownership of Property; Liens**	91
5.09	**Environmental Compliance**	91
5.10	**Insurance**	91
5.11	**Taxes**	91
5.12	**ERISA Compliance.**	92
5.13	**Subsidiaries; Equity Interests; Loan Parties**	93
5.14	**Margin Regulations; Investment Company Act**	93
5.15	**Disclosure**	93
5.16	**Compliance with Laws**	93
5.17	**Intellectual Property; Licenses, Etc.**	93
5.18	**Solvency**	94
5.19	**Sanctions Concerns and Anti-Corruption Laws**	94
5.20	**Representations as to Foreign Obligors**	94
5.21	**EEA Financial Institution**	95
5.22	**Beneficial Ownership Certification**	95
5.23	**Covered Entities**	95
ARTICLE VI AFFIRMATIVE COVENANTS		95
6.01	**Financial Statements.**	95
6.02	**Certificates; Other Information**	96
6.03	**Notices**	98
6.04	**Payment of Obligations**	98
6.05	**Preservation of Existence, Etc**	99
6.06	**Maintenance of Properties**	99
6.07	**Maintenance of Insurance**	99
6.08	**Compliance with Laws**	99
6.09	**Books and Records**	99
6.10	**Inspection Rights**	99
6.11	**Use of Proceeds**	100
6.12	**Anti-Corruption Laws; Sanctions.**	100
6.13	**Post-Closing Matters**	100
6.14	**Approvals and Authorizations**	100
6.15	**Covenant to Guarantee Obligations**	100
ARTICLE VII NEGATIVE COVENANTS		101
7.01	**Liens**	101
7.02	**Investments**	103
7.03	**Indebtedness**	105
7.04	**Fundamental Changes**	108
7.05	**Dispositions**	108
7.06	**Restricted Payments**	109
7.07	**Change in Nature of Business**	111
7.08	**Transactions with Affiliates**	111
7.09	**Burdensome Agreements**	111
7.10	**Use of Proceeds**	112
7.11	**Financial Covenants**	112

iii

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iv ACTIVE 716195509v10 7.12 Amendments of Subordinated Indebtedness .............................................................. 112 7.13 Licenses .......................................................................................................................... 113 7.14 Sanctions ........................................................................................................................ 113 7.15 Anti-Corruption Laws; AML Laws ............................................................................ 113 7.16 Prepayments, Etc. of Subordinated Indebtedness ..................................................... 113 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES .................................................................. 113 8.01 Events of Default. .......................................................................................................... 113 8.02 Remedies Upon Event of Default ................................................................................. 115 8.03 Application of Funds .................................................................................................... 116 ARTICLE IX ADMINISTRATIVE AGENT ........................................................................................... 117 9.01 Appointment and Authority ........................................................................................ 117 9.02 Rights as a Lender ........................................................................................................ 117 9.03 Exculpatory Provisions ................................................................................................. 117 9.04 Reliance by Administrative Agent ............................................................................... 118 9.05 Delegation of Duties ...................................................................................................... 119 9.06 Resignation of Administrative Agent .......................................................................... 119 9.07 Non-Reliance on Administrative Agent and Other Lenders ..................................... 120 9.08 No Other Duties, Etc ..................................................................................................... 121 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding ............................ 121 9.10 Collateral and Guaranty Matters. ............................................................................... 122 9.11 Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements .................................................................................................................... 123 9.12 Certain ERISA Matters. ............................................................................................... 123 9.13 Recovery of Erroneous Payments ................................................................................ 124 ARTICLE X [RESERVED] ..................................................................................................................... 125 ARTICLE XI MISCELLANEOUS .......................................................................................................... 125 11.01 Amendments, Etc .......................................................................................................... 125 11.02 Notices; Effectiveness; Electronic Communications. ................................................. 127 11.03 No Waiver; Cumulative Remedies; Enforcement ...................................................... 129 11.04 Expenses; Indemnity; Damage Waiver. ...................................................................... 130 11.05 Payments Set Aside ....................................................................................................... 132 11.06 Successors and Assigns ................................................................................................. 133 11.07 Treatment of Certain Information; Confidentiality. ................................................. 137 11.08 Right of Setoff. ............................................................................................................... 138 11.09 Interest Rate Limitation ............................................................................................... 139 11.10 Integration; Effectiveness. ............................................................................................ 139 11.11 Survival of Representations and Warranties. ............................................................ 140 11.12 Severability .................................................................................................................... 140 11.13 Replacement of Lenders. .............................................................................................. 140 11.14 Governing Law; Jurisdiction; Etc. .............................................................................. 141 11.15 Waiver of Jury Trial. .................................................................................................... 142 11.16 USA Patriot Act Notice. ................................................................................................ 142 11.17 Reserved ......................................................................................................................... 143 11.18 No Advisory or Fiduciary Responsibility. .................................................................. 143 11.19 Electronic Execution; Electronic Records; Counterparts ......................................... 143 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ..................................................................................................................... 144 11.21 Acknowledgement Regarding Any Supported QFCs. ............................................... 145 11.22 Judgment Currency ...................................................................................................... 145

11.23	**Addition of Discretionary Guarantors**	**146**
11.24	**ENTIRE AGREEMENT**	**146**
11.25	**Keepwell**	**146**
11.26	**Releases of Subsidiary Guarantors**	**147**

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1

1.01	**Defined Terms**	**1**
1.02	**Other Interpretive Provisions**	**42**
1.03	**Accounting Terms**	**43**
1.04	**Rounding**	**44**
1.05	**Times of Day; Timing of Performance**	**44**
1.06	**Letter of Credit Amounts.**	**44**
1.07	**Exchange Rates; Currency Equivalents**	**44**
1.08	**Additional Alternative Currencies.**	**46**
1.09	**Calculation of Consolidated Total Assets.**	**46**
1.10	**Change of Currency.**	**46**
1.11	**Limited Condition Acquisitions.**	**47**
1.12	**Classifications of Loans and Borrowings.**	**48**

ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS 48

2.01	**Loans**	**48**
2.02	**Borrowings, Conversions and Continuations of Loans**	**49**
2.03	**Letters of Credit.**	**50**
2.04	**Swing Line Loans.**	**59**
2.05	**Prepayments**	**62**
2.06	**Termination or Reduction of Commitments**	**64**
2.07	**Repayment of Loans**	**64**
2.08	**Interest and Default Rate**	**66**
2.09	**Fees**	**67**
2.10	**Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate**	**68**
2.11	**Evidence of Debt**	**68**
2.12	**Payments Generally; Administrative Agent's Clawback**	**69**
2.13	**Sharing of Payments by Lenders.**	**71**
2.14	**Increase in Commitments.**	**72**
2.15	**Cash Collateral.**	**74**
2.16	**Defaulting Lenders.**	**75**
2.17	**Sustainability Adjustments**	**77**

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 78

3.01	**Taxes.**	**78**
3.02	**Illegality**	**82**
3.03	**Inability to Determine Rates**	**82**
3.04	**Increased Costs**	**84**
3.05	**Compensation for Losses**	**86**
3.06	**Mitigation Obligations; Replacement of Lenders.**	**86**
3.07	**Survival**	**87**

ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 87

4.01	**Conditions of Initial Credit Extension**	**87**
4.02	**Conditions to all Credit Extensions**	**89**

v

ACTIVE 716195509v10

vi ACTIVE 716195509v10 ARTICLE V REPRESENTATIONS AND WARRANTIES ..................................................................... 89 5.01 Existence, Qualification and Power; Compliance with Laws ..................................... 89 5.02 Authorization; No Contravention ................................................................................. 90 5.03 Governmental Authorization; Other Consents ............................................................ 90 5.04 Binding Effect .................................................................................................................. 90 5.05 Financial Statements; No Material Adverse Effect ..................................................... 90 5.06 Litigation.......................................................................................................................... 91 5.07 No Default ........................................................................................................................ 91 5.08 Ownership of Property; Liens ....................................................................................... 91 5.09 Environmental Compliance ........................................................................................... 91 5.10 Insurance ......................................................................................................................... 91 5.11 Taxes ................................................................................................................................ 91 5.12 ERISA Compliance. ........................................................................................................ 92 5.13 Subsidiaries; Equity Interests; Loan Parties ................................................................ 93 5.14 Margin Regulations; Investment Company Act .......................................................... 93 5.15 Disclosure ......................................................................................................................... 93 5.16 Compliance with Laws ................................................................................................... 93 5.17 Intellectual Property; Licenses, Etc. ............................................................................. 93 5.18 Solvency ........................................................................................................................... 94 5.19 Sanctions Concerns and Anti-Corruption Laws .......................................................... 94 5.20 Representations as to Foreign Obligors ........................................................................ 94 5.21 EEA Financial Institution .............................................................................................. 95 5.22 Beneficial Ownership Certification ............................................................................... 95 5.23 Covered Entities .............................................................................................................. 95 ARTICLE VI AFFIRMATIVE COVENANTS ......................................................................................... 95 6.01 Financial Statements. ...................................................................................................... 95 6.02 Certificates; Other Information .................................................................................... 96 6.03 Notices .............................................................................................................................. 98 6.04 Payment of Obligations .................................................................................................. 98 6.05 Preservation of Existence, Etc ....................................................................................... 99 6.06 Maintenance of Properties ............................................................................................. 99 6.07 Maintenance of Insurance .............................................................................................. 99 6.08 Compliance with Laws ................................................................................................... 99 6.09 Books and Records .......................................................................................................... 99 6.10 Inspection Rights ............................................................................................................. 99 6.11 Use of Proceeds .............................................................................................................. 100 6.12 Anti-Corruption Laws; Sanctions. .............................................................................. 100 6.13 Post-Closing Matters .................................................................................................... 100 6.14 Approvals and Authorizations ..................................................................................... 100 6.15 Covenant to Guarantee Obligations ............................................................................ 100 ARTICLE VII NEGATIVE COVENANTS ............................................................................................. 101 7.01 Liens ............................................................................................................................... 101 7.02 Investments .................................................................................................................... 103 7.03 Indebtedness .................................................................................................................. 105 7.04 Fundamental Changes .................................................................................................. 108 7.05 Dispositions .................................................................................................................... 108 7.06 Restricted Payments ..................................................................................................... 109 7.07 Change in Nature of Business ...................................................................................... 111 7.08 Transactions with Affiliates ......................................................................................... 111 7.09 Burdensome Agreements.............................................................................................. 111

7.10	**Use of Proceeds**	**112**
7.11	**Financial Covenants**	**112**
7.12	**Amendments of Subordinated Indebtedness**	**112**
7.13	**Licenses**	**113**
7.14	**Sanctions**	**113**
7.15	**Anti-Corruption Laws; AML Laws**	**113**
7.16	**Prepayments, Etc. of Subordinated Indebtedness**	**113**
ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		113
8.01	**Events of Default.**	**113**
8.02	**Remedies Upon Event of Default**	**115**
8.03	**Application of Funds**	**116**
ARTICLE IX ADMINISTRATIVE AGENT		117
9.01	**Appointment and Authority**	**117**
9.02	**Rights as a Lender**	**117**
9.03	**Exculpatory Provisions**	**117**
9.04	**Reliance by Administrative Agent**	**118**
9.05	**Delegation of Duties**	**119**
9.06	**Resignation of Administrative Agent**	**119**
9.07	**Non-Reliance on Administrative Agent and Other Lenders**	**120**
9.08	**No Other Duties, Etc**	**121**
9.09	**Administrative Agent May File Proofs of Claim; Credit Bidding**	**121**
9.10	**Collateral and Guaranty Matters.**	**122**
9.11	**Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements**	**123**
9.12	**Certain ERISA Matters**	**123**
9.13	**Recovery of Erroneous Payments**	**124**
ARTICLE X [RESERVED]		125
ARTICLE XI MISCELLANEOUS		125
11.01	**Amendments, Etc**	**125**
11.02	**Notices; Effectiveness; Electronic Communications.**	**127**
11.03	**No Waiver; Cumulative Remedies; Enforcement**	**129**
11.04	**Expenses; Indemnity; Damage Waiver.**	**130**
11.05	**Payments Set Aside**	**132**
11.06	**Successors and Assigns**	**133**
11.07	**Treatment of Certain Information; Confidentiality.**	**137**
11.08	**Right of Setoff**	**138**
11.09	**Interest Rate Limitation**	**139**
11.10	**Integration; Effectiveness.**	**139**
11.11	**Survival of Representations and Warranties.**	**140**
11.12	**Severability**	**140**
11.13	**Replacement of Lenders.**	**140**
11.14	**Governing Law; Jurisdiction; Etc.**	**141**
11.15	**Waiver of Jury Trial.**	**142**
11.16	**USA Patriot Act Notice**	**142**
11.17	**Reserved**	**143**
11.18	**No Advisory or Fiduciary Responsibility.**	**143**
11.19	**Electronic Execution; Electronic Records; Counterparts**	**143**
11.20	**Acknowledgement and Consent to Bail-In of Affected Financial Institutions**	**144**

vii

ACTIVE 716195509v10

viii ACTIVE 716195509v10 11.21 Acknowledgement Regarding Any Supported QFCs. ............................................... 145 11.22 Judgment Currency ...................................................................................................... 145 11.23 Addition of Discretionary Guarantors ........................................................................ 146 11.24 ENTIRE AGREEMENT .............................................................................................. 146 11.25 Keepwell. ........................................................................................................................ 146 11.26 Releases of Subsidiary Guarantors ............................................................................. 147

ii ACTIVE 716195509v10 BORROWER PREPARED SCHEDULES Schedule 1.01(c) Scheduled Licenses Schedule 5.12(d) Pension Plans Schedule 5.13 Subsidiaries, Equity Investments, Loan Parties Schedule 7.01 Existing Liens Schedule 7.02 Existing Investments Schedule 7.03 Existing Indebtedness ADMINISTRATIVE AGENT PREPARED SCHEDULES Schedule 1.01(a) Certain Addresses for Notices Schedule 1.01(b) Initial Commitments and Applicable Percentages Schedule 1.01(d) Existing Letters of Credit Schedule 2.03 Letter of Credit Commitments Schedule 6.13 Post-Closing Schedule EXHIBITS Exhibit A Form of Assignment and Assumption Exhibit B Form of Compliance Certificate Exhibit C Form of Loan Notice Exhibit D Form of Revolving Note Exhibit E Form of Guaranteed Party Designation Notice Exhibit F Form of Swing Line Loan Notice Exhibit G Form of Term Note Exhibit H Forms of U.S. Tax Compliance Certificates Exhibit I Form of Funding Indemnity Letter Exhibit J Form of Guaranty

1 ACTIVE 716195509v10 CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of February 15, 2024, among HELEN OF TROY TEXAS CORPORATION, a Texas corporation (the “Borrower”), HELEN OF TROY LIMITED, a Bermuda company (“Limited”), the Lenders (defined herein), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. PRELIMINARY STATEMENTS: WHEREAS, the Borrower has requested (a) the Initial Term Lenders extend credit in the form of Initial Term Loans on the Closing Date in an aggregate principal amount equal to $250,000,000, (b) the Delayed Draw Term Lenders extend credit in the form of Delayed Draw Term Loans at any time and from time to time prior to the Delayed Draw Termination Date in an aggregate principal amount not in excess of $250,000,000, and (c) the Revolving Lenders extend Revolving Commitments to the Borrower (and to make Revolving Loans thereunder at any time and from time to time prior to the Maturity Date), as of the First Amendment Effective Date, in an aggregate principal amount not in excess of $750,000,000 (which shall include a Letter of Credit sub-facility and a Swing Line Loan sub-facility in each case as set forth herein), which Revolving Commitments will be used to fund working capital and other general corporate purposes. WHEREAS, the Lenders, the Swing Line Lender and the L/C Issuer have agreed to make such loans and other financial accommodations to the Loan Parties on the terms and subject to the conditions set forth herein. NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition” means the acquisition, whether through a single transaction or a series of related transactions, by any Person, of (a) a majority of the Equity Interests or other controlling ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type of security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon the exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, (b) all or substantially all of the assets of another Person or (c) all or substantially all of a line of business of another Person, in each case, whether or not involving a merger or consolidation with such other Person. “Acquisition Consideration” means the consideration given by Limited or any of its Subsidiaries for an Acquisition, including but not limited to the sum of (without duplication) (a) the fair market value of any cash or property (excluding Equity Interests) or services given, plus (b) the amount of any Indebtedness assumed, incurred or guaranteed (to the extent not otherwise included) in connection with such Acquisition by Limited or any of its Subsidiaries. “Additional Guaranteed Obligations” means (a) all obligations arising under Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements and (b) all documented costs and expenses incurred in connection with enforcement and collection of the foregoing to the extent required to be paid by the Loan Parties pursuant to Section 11.04, including the fees, charges and disbursements of counsel, in

2 ACTIVE 716195509v10 each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that Additional Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor. “Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 1.01(a), with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlled” has the meaning correlative thereto. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of Limited. “Agent Parties” has the meaning specified in Section 11.02(c). “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, including all schedules, exhibits and annexes hereto. “Agreement Currency” has the meaning specified in Section 11.22. “Alternative Currency” means each of the following currencies: Euro and Sterling, together with each other currency (other than Dollars) that is approved in accordance with Section 1.08; provided that for each Alternative Currency, such requested currency is an Eligible Currency. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Currency with Dollars at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent or L/C Issuer, as the case may be, using any reasonable method of determination they deem appropriate in their sole discretion (and such determination shall be conclusive absent manifest error).

3 ACTIVE 716195509v10 “Applicable Amortization Percentage” means for any Initial Term Loan Repayment Date or any Delayed Draw Term Loan Repayment Date occurring during any period set forth below, the percentage set forth opposite such period: Fiscal Quarter Ending Applicable Amortization Percentage May 30, 2024 – February 28, 2025 0.625% May 30, 2025 – February 28, 2026 0.9375% May 30, 2026 and thereafter 1.25% “Applicable Foreign Obligor Documents” has the meaning specified in Section 5.20(a). “Applicable Law” means (a) means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject and (b) in respect of contracts made or performed in the State of Texas, “Applicable Law” shall also mean the laws of the United States of America, including, without limitation in addition to the foregoing, 12 USC Sections 85 and 86, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas. “Applicable Percentage” means (a) in respect of the Initial Term Facility, with respect to any Initial Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Initial Term Facility represented by (i) on or prior to the Closing Date, such Initial Term Lender’s Initial Term Commitment at such time and (ii) thereafter, the outstanding principal amount of such Initial Term Lender’s Initial Term Loans at such time, (b) in respect of the Delayed Draw Term Facility, with respect to any Delayed Draw Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Delayed Draw Term Facility represented by (i) on or prior to the Delayed Draw Termination Date, such Delayed Draw Term Lender’s Delayed Draw Term Commitment at such time and (ii) thereafter, the outstanding principal amount of such Delayed Draw Term Lender’s Delayed Draw Term Loans at such time and (c) in respect of the Revolving Facility, with respect to any Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Facility represented by such Revolving Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.16. If the Commitment of all of the Revolving Lenders to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Commitments have expired, then the Applicable Percentage of each Revolving Lender in respect of the Revolving Facility shall be determined based on the Applicable Percentage of such Revolving Lender in respect of the Revolving Facility most recently in effect, giving effect to any subsequent assignments and to any Lender’s status as a Defaulting Lender at the time of determination. The Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 1.01(b) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means, for any day, the rate per annum set forth below opposite the applicable Level then in effect (based on the Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a)), it being understood that the Applicable Rate for (a) Loans that are Base Rate Loans shall be the percentage set forth under the column “Base Rate for Loans”, (b) Loans that are Term SOFR Loans shall be the percentage set forth under the column “Term SOFR for Loans & Letter of Credit Fee”, (c) the Letter of Credit Fee shall be the percentage set forth under the column “Term SOFR for Loans & Letter of Credit Fee”, and (d) the Revolving Commitment Fee and the Delayed Draw Commitment Fee shall be the percentage set forth under the column “Revolving Commitment Fee and Delayed Draw Commitment Fee”:

4 ACTIVE 716195509v10 Pricing Level Net Leverage Ratio Revolving Commitment Fee and Delayed Draw Commitment Fee Term SOFR for Loans & Letter of Credit Fees Base Rate for Loans I Less than 1.00 to 1.00 0.100% 1.000% 0.000% II Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00 0.150% 1.125% 0.125% III Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 0.200% 1.250% 0.250% IV Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00 0.250% 1.500% 0.500% V Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00 0.300% 1.750% 0.750% VI Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00 0.350% 2.000% 1.000% VII Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00 0.400% 2.125% 1.125% VIII Greater than or equal to 4.00 to 1.00 0.450% 2.375% 1.375% Any increase or decrease in the Applicable Rate resulting from a change in the Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a), then, upon the request of the Required Lenders, Pricing Level VIII shall apply, in each case as of the third Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day immediately following the date on which such Compliance Certificate is actually delivered to the Administrative Agent. In addition, at all times while the Default Rate is in effect, the highest rate set forth in each column of the Applicable Rate shall apply. Notwithstanding anything to the contrary contained in this definition, (i) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (ii) subject to the proviso in the immediately preceding paragraph, the Applicable Rate shall be set at Pricing Level VII from the First Amendment Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) for the first fiscal quarter to occur following the First Amendment Effective Date to the Administrative Agent. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued. “Applicable Revolving Percentage” means with respect to any Revolving Lender at any time, such Revolving Lender’s Applicable Percentage in respect of the Revolving Facility at such time. “Applicable Time” means, with respect to any payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal and customary banking procedures in the place of payment. “Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant

5 ACTIVE 716195509v10 to Section 2.03, the Revolving Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Lenders. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means each of BofA Securities, Inc., PNC Capital Markets LLC, U.S. Bank National Association and Wells Fargo Securities, LLC, in its capacity as a joint lead arranger and a joint bookrunner. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a capital lease. “Audited Financial Statements” means the audited consolidated balance sheet of Limited and its Subsidiaries for the fiscal year ended February 28, 2023, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year of Limited and its Subsidiaries, including the notes thereto. “Autoborrow Agreement” has the meaning specified in Section 2.04(b). “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b). “Auto-Reinstatement Letter of Credit” has the meaning specified in Section 2.03(b). “Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date for the Revolving Facility, (b) the date of termination of the Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the Commitment of each Revolving Lender to make Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors.

6 ACTIVE 716195509v10 “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Revolving Loan or a Term Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02(i). “Borrowing” means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Term SOFR Loans, having the same Interest Period or (b) the making of a Swing Line Loan. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurring of a liability in accordance with GAAP. “Cash and Cash Equivalents” means, collectively (a) cash; (b) readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than two (2) years from the date of acquisition thereof (or in the case of any such marketable obligations having maturities more than two (2) years from the date of acquisition thereof, any such marketable obligations that mature within two (2) years of the applicable date of determination); provided that such obligations described in this clause (b) are backed by the full faith and credit of the United States or are pledged in support thereof; (c) time deposits with, or certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of

7 ACTIVE 716195509v10 Columbia, and is a member of the Federal Reserve System, (ii) has (or the parent of which has) outstanding short term debt rated P-1 (or the then equivalent grade) by Moody's or A-1 (or the then equivalent grade) by S&P and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than one (1) year from the date of acquisition thereof; (d) commercial paper issued by any Person organized under the laws of any state of the United States and rated in one of the two highest rating categories by Moody's or by S&P, in each case with maturities of not more than two hundred seventy (270) days from the date of acquisition thereof; (e) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (b) and (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above; (f) Investments in money market mutual funds that are classified as current assets in accordance with GAAP, and the portfolios of which invest at least 95% of its assets in Investments of the character, quality and maturity described in clauses (b), (c), (d) and (e) of this definition, which funds are managed by Persons having, or who are members of holding companies having, in the aggregate, capital and surplus in excess of $100,000,000; and (g) in the case of Investments by a non-CFC controlled Foreign Subsidiary, Investments of comparable tenor and credit quality to those described in the foregoing clauses (a) through (f) customarily utilized in countries in which such Subsidiary operates for short-term cash management purposes. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or the Lenders, as collateral for L/C Obligations, or obligations of the Revolving Lenders to fund participations in respect of L/C Obligations, (a) cash or deposit account balances, (b) backstop letters of credit entered into on terms, from issuers and in amounts satisfactory to the Administrative Agent and the L/C Issuer, and/or (c) if the Administrative Agent and the L/C Issuer shall agree, in their sole discretion, other credit support, in each case, in Dollars and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Management Agreement” means any agreement that is not prohibited by the terms hereof to provide treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services. “Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (a) at the time it enters into a Cash Management Agreement with a Loan Party or any Subsidiary, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement with a Loan Party or any Subsidiary, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, however, that for any of the foregoing to be included as a “Guaranteed Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Guaranteed Party Designation Notice to the Administrative Agent prior to such date of determination. “CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code in which the Borrower or any Loan Party is a United States shareholder within the meaning of Section 951(b) of the Code. “CFC Holding Company” means (a) any Subsidiary of Limited that is not a Foreign Subsidiary, and (b) any Subsidiary of Limited that is classified as a disregarded entity for U.S. federal income tax purposes, in each case substantially all the assets of which consist of equity interests or debt interests in one or more (i) Foreign Subsidiaries that are CFCs or (ii) other Subsidiaries substantially all the assets of which

8 ACTIVE 716195509v10 consist (directly or indirectly) of equity interests or debt interests in one or more Foreign Subsidiaries that are CFCs. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, implemented, adopted or issued. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the ultimate “beneficial owner” (as defined in Rules 13d- 3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 50% or more of the total voting power of Voting Equity Interests of Limited or the Borrower, as the case may be, or (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Limited (excluding vacant seats) cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was nominated, appointed or approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding vacant seats) or (iii) whose election or nomination to that board or other equivalent governing body was nominated, appointed or approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding vacant seats). “Class” (a) when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Incremental Revolving Loans, Initial Term Loans, Delayed Draw Term Loans or Incremental Term Loans and (b) when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, an Incremental Revolving Commitment, an Initial Term Commitment, a Delayed Draw Term Commitment or an Incremental Term Commitment. “Closing Date” means the date hereof. “CME” means CME Group Benchmark Administration Limited. “Code” means the Internal Revenue Code of 1986. “Commitment” means a Revolving Commitment, an Initial Term Commitment, a Delayed Draw Term Commitment, an Incremental Revolving Commitment or an Incremental Term Commitment, as the context may require.

9 ACTIVE 716195509v10 “Commitment Fee” means the Revolving Commitment Fee and/or the Delayed Draw Commitment Fee, as the context may require. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Compliance Certificate” means a certificate substantially in the form of Exhibit B. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means for any period the sum of Consolidated Net Earnings for such period, plus (a) without duplication and to the extent deducted in calculating Consolidated Net Earnings (other than with respect to clause (a)(vii)), in each case for Limited and its Subsidiaries, all determined in accordance with GAAP for such period, the total of: (i) depreciation and amortization expenses, (ii) interest expense (including the interest component of Permitted Receivables Financings to the extent such Permitted Receivables Financings constitute Consolidated Funded Indebtedness), (iii) federal and state income and franchise tax expense, (iv) to the extent non-cash, any impairment charges, asset write-offs and write-downs incurred during such period, (v) to the extent non-cash, any write-offs or write-downs of goodwill or other intangibles during such period, (vi) non-cash charges for such period but excluding any non-cash charge that is an accrual of a reserve for a cash expense or cash payment to be made, or anticipated to be made, in a future period,

10 ACTIVE 716195509v10 (vii) the amount of pro forma “run-rate” cost savings, operating expense reductions, operating improvements and synergies actually implemented by Limited or its Subsidiaries or related to an Acquisition or Disposition projected to be realized as a result of actions taken or are expected to be taken, in each case, that are reasonably identifiable, factually supportable and projected by Limited in good-faith to be realized as a result of Acquisitions, Dispositions, cost savings or business optimization initiatives or other similar transactions or initiatives consummated after the Closing Date to the extent not prohibited by this Agreement, net of the amount of actual benefits realized in respect thereof; provided that (A) actions in respect of such non-cash cost-savings, operating expense reductions, operating improvements and synergies have been, or will be, taken within 12 months of the applicable Acquisition, Disposition or initiative, (B) no cost savings, operating expense reductions, operating improvements or synergies shall be added pursuant to this clause (vii) to the extent duplicative of any expenses or charges otherwise added to (or excluded from) Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, (C) projected amounts (and not yet realized) may no longer be added in calculating Consolidated EBITDA pursuant to this clause (vii) to the extent occurring more than four fiscal quarters after the applicable Acquisition, Disposition or initiative, (D) Limited must deliver to the Administrative Agent (1) a certificate of a Responsible Officer of Limited setting forth such estimated cost-savings, operating expense reductions, operating improvements and synergies and (2) information and calculations supporting in reasonable detail such estimated cost savings, operating expense reductions, operating improvements and synergies, (viii) any unusual or non-recurring charges or losses for such period, (ix) any fees, expenses or charges (other than depreciation or amortization expense) incurred during such period in connection with any Investment (including any Acquisition), Disposition outside of the ordinary course of business, issuance of Indebtedness or capital stock, or early extinguishment of any Indebtedness or of any Permitted Call Spread Transaction, or amendment, modification, repayment or refinancing of any debt instrument, in each case permitted under this Agreement, including (A) any such transactions undertaken but not completed and any transactions consummated prior to the Closing Date and (B) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees, (x) restructuring and similar charges, accruals, reserves, severance, relocation costs, lease termination or modification costs, integration and facilities opening or closing costs and other business optimization expenses (including in connection with revenue synergies), signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities and curtailments or modifications to pension and post-retirement employee benefit plans, (xi) non-recurring cash expenses recognized for information technology and other integration costs and business optimization expenses in connection with any cost savings or business optimization initiatives, (xii) fees, charges, costs and expenses incurred in such period in connection with Litigation, and (xiii) discounts on sales of receivables and related assets in connection with any Permitted Receivables Financing to the extent such Permitted Receivables Financing constitutes Consolidated Funded Indebtedness, minus

11 ACTIVE 716195509v10 (b) without duplication and to the extent added in calculating Consolidated Net Earnings, in each case for Limited and its Subsidiaries, all determined in accordance with GAAP for such period, the total of: (i) federal and state, local and foreign income tax credits (other than to the extent netted in clause (a)(iii) above), (ii) other non-cash gains, excluding any such non-cash gains to the extent they represent a reversal of an accrual of a reserve for a cash expense or cash payment that reduced Consolidated EBITDA in a prior period that are described in the exclusion noted in clause (a)(vi) above, and (iii) any unusual or non-recurring income or gains for such period, all determined in accordance with GAAP; provided, that the aggregate amount added back in the calculation of Consolidated EBITDA for any such period pursuant to clauses (a)(vii), (a)(ix), (a)(x), (a)(xi) and (a)(xii) shall not exceed 20% of Consolidated EBITDA for the applicable four-quarter period (calculated prior to giving effect to any add- backs pursuant to such clauses). “Consolidated Funded Indebtedness” means, as of any date of determination, for Limited and its Subsidiaries on a consolidated basis (eliminating intercompany Indebtedness), the sum of: (a) all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or similar instruments; (b) all Indebtedness of such Person in respect of Disqualified Equity Interests; (c) all liabilities for the deferred purchase price of property acquired (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (d) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases; (e) all liabilities for borrowed money secured by any Lien with respect to any property owned (whether or not it has assumed or otherwise become liable for such liabilities); (f) all outstanding reimbursement obligations in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and (g) without duplication, all Guarantees with respect to liabilities of a type described in any of clauses (a) through (f) hereof. For all purposes hereunder, the Consolidated Funded Indebtedness of any Person shall not include any other indebtedness or portion thereof with respect to which and to the extent the trustee or other applicable depository in respect of such indebtedness holds cash or cash equivalents in an amount sufficient to repay the principal, and accrued interest on, such indebtedness, and the foregoing shall constitute a redemption or a complete defeasance of such indebtedness pursuant to the applicable agreement governing such indebtedness. For the avoidance of doubt, notwithstanding anything to the contrary in the Loan Documents, Consolidated Funded Indebtedness of any Person shall not include any Indebtedness incurred pursuant to any Permitted Supply Chain Program.

12 ACTIVE 716195509v10 “Consolidated Funded Net Indebtedness” means, as of any date of determination, for Limited and its Subsidiaries on a consolidated basis, Consolidated Funded Indebtedness net of Unrestricted Cash and Cash Equivalents. “Consolidated Net Earnings” means for any period, net earnings (or loss) after income taxes of Limited and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but not including in such net earnings (or loss) the following: (a) any extraordinary gain or loss arising from the sale of capital assets; (b) any extraordinary gain or loss arising from any write-up or write-down of assets; (c) net earnings of any Person in which Limited or any Subsidiary shall have an ownership interest other than a Subsidiary unless such net earnings (or any portion thereof) shall have actually been received by Limited or such Subsidiary in the form of cash distributions; (d) earnings or losses of any Subsidiary accrued prior to the date it became a Subsidiary; (e) any portion of the net earnings of any Subsidiary that is not a Loan Party that by reason of any contract or charter restriction or Applicable Law or regulation (or in the good faith judgment of the Board of Directors of Limited for any reason) is unavailable for payment of dividends to Limited or any of its Subsidiaries, provided that the aggregate amount of such net earnings that could be paid to Limited or a Subsidiary by loans or advances or repayment of loans or advances that are due beyond the Maturity Date, intercompany transfer or otherwise will be included in Consolidated Net Earnings; (f) the earnings or losses of any Person acquired by Limited or any Subsidiary through purchase, merger, consolidation or otherwise, or the earnings or losses of any Person substantially all of whose assets have been acquired by Limited or any of its Subsidiaries, for any period prior to the date of such acquisition; (g) any gain arising from the acquisition of any securities of Limited or any of its Subsidiaries; (h) the earnings or losses attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses Disposed of prior to the date of determination; (i) the cumulative effect of a change in accounting principles; (j) non-cash compensation charges and expenses, including any such charges and expenses arising from grants of stock appreciation or similar rights, phantom equity, stock options, restricted stock, restricted stock units, deferred stock or other rights or equity incentive programs and non-cash deemed finance charges in respect of any pension liabilities or other provisions; (k) (i) charges and expenses pursuant to any management equity plan, long term incentive plan or stock option plan or any other management or employee benefit plan or agreement, any stock subscription or shareholder agreement and (ii) charges, expenses, accruals and reserves in connection with the rollover, acceleration or payout of Equity Interests held by management of Limited or any Subsidiary, in the case of each of (i) and (ii) above, to the extent that (in the case of any cash charges and expenses) such charges, expenses, accruals and reserves are funded with cash proceeds contributed to the capital of Limited or net cash proceeds of an issuance of Equity Interests (other than Disqualified Equity Interests) of Limited;

13 ACTIVE 716195509v10 (l) any non-cash loss, charge or expense relating to the incurrence of obligations in respect of an “earn out” or other similar contingent obligations (but only for so long as such loss, charge or expense remains a non-cash contingent obligation); and (m) any other extraordinary gains or losses or any other gain or loss arising from any event or transaction that is unusual in nature and infrequent in occurrence (but which otherwise does not constitute an extraordinary item under GAAP) and which GAAP requires to be reported as a separate component of revenues and expenses from continuing operations. “Consolidated Net Worth” means, as of any date of determination, for Limited and its Subsidiaries on a consolidated basis, Shareholders’ Equity for Limited and its Subsidiaries as of such date. “Consolidated Total Assets” means at any date of determination, the total assets, in each case reflected on the consolidated balance sheet of Limited and its Subsidiaries as at the end of the most recently ended fiscal quarter of Limited for which a balance sheet is available, determined in accordance with GAAP. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 11.21. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Term SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such

14 ACTIVE 716195509v10 failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination. “Delayed Draw Commitment Fee” has the meaning specified in Section 2.09(b). “Delayed Draw Funding Date” means each date, which shall be a Business Day, on which the Delayed Draw Term Loans are funded hereunder, which shall in no event be after the Delayed Draw Termination Date. “Delayed Draw Term Commitment” means, as to each Delayed Draw Term Lender, its obligation to make Delayed Draw Term Loans to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Delayed Draw Term Lender’s name on Schedule 1.01(b) under the caption “Delayed Draw Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Delayed Draw Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Delayed Draw Term Commitments on the Closing Date is $250,000,000. “Delayed Draw Term Facility” means (a) on or prior to the Delayed Draw Termination Date, the aggregate amount of the Delayed Draw Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Delayed Draw Term Loans of all Delayed Draw Term Lenders outstanding at such time.

15 ACTIVE 716195509v10 “Delayed Draw Term Lender” means (a) at any time on or prior to the Delayed Draw Termination Date, any Lender that has a Delayed Draw Term Commitment or holds Delayed Draw Term Loans at such time and (b) at any time after the Delayed Draw Termination Date, any Lender that holds Delayed Draw Term Loans at such time. “Delayed Draw Term Loan” has the meaning specified in Section 2.01(a)(ii). “Delayed Draw Term Loan Repayment Date” has the meaning specified in Section 2.07(c)(ii). “Delayed Draw Termination Date” means the date that is the earlier of (a) August 15, 2025 and (b) the date on which the aggregate Delayed Draw Term Commitments are reduced to zero pursuant to the terms hereof. “Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory itself, or whose government, is the subject of any comprehensive Sanction, including the Crimea and non-government controlled areas of Ukraine, Cuba, Iran, North Korea and Syria. “Disclosure Exceptions” has the meaning specified in Section 6.10. “Discretionary Guarantor” has the meaning specified in Section 11.23. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Latest Maturity Date; provided, that, for purposes of clauses (a) and (b), Equity Interests of any Person that would not constitute Disqualified Equity Interests but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interests upon the occurrence of an asset sale or a change of control (or similar event, however denominated) shall not constitute Disqualified Equity Interests so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Obligations and the termination of the Commitments and the termination or Cash Collateralization of all outstanding Letters of Credit; provided, further, that Equity Interests of any Person that is issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by such Person or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “Dividend” means, with respect to any Person, any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interests of such Person. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the

16 ACTIVE 716195509v10 equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent or the L/C Issuer, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the L/C Issuer, as applicable using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or the L/C Issuer, as applicable, using any method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent or the L/C Issuer pursuant to clauses (b) or (c) above shall be conclusive absent manifest error. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” has the meaning specified in Section 11.19. “Electronic Record” and “Electronic Signature” have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06 (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). “Eligible Currency” means any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the L/C Issuer in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the L/C Issuer of any currency as an Alternative Currency (or if, with respect to any currency that constitutes an Alternative Currency on the Closing Date, after the Closing Date), any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the L/C Issuer, (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency or (c) providing such currency is impracticable for the L/C Issuer (each of clauses (a), (b) or (c), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Revolving Lenders and the Borrower, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist(s). “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna.

17 ACTIVE 716195509v10 “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws (including common law), regulations, standards, ordinances, rules, judgments, interpretations, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or human health (to the extent related to exposure to hazardous materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, directly or indirectly relating to (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided, that Permitted Convertible Indebtedness shall not constitute Equity Interests in Limited until such Permitted Convertible Indebtedness has been converted pursuant to the terms thereof. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Limited within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Limited or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Pension Plan; (e) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (g) the imposition of any “withdrawal liability” as such term is defined under Part 1 of Subtitle E of Title IV of ERISA or any other liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate. “ESG” has the meaning specified in Section 2.17(a). “ESG Amendment” has the meaning specified in Section 2.17(a).

18 ACTIVE 716195509v10 “ESG Pricing Provisions” has the meaning specified in Section 2.17(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” and “€” mean the single currency of the Participating Member States. “Event of Default” has the meaning specified in Section 8.01. “Excluded Subsidiary” means (a) any Subsidiary if, and for so long as, the guarantee of the Obligations by such Subsidiary would require the consent, approval, license or authorization of a Governmental Authority or under any binding Contractual Obligation (or joint venture organizational document) with any unaffiliated third party existing on the Closing Date (or, if later, the date such Subsidiary is acquired or the date such Contractual Obligation (or joint venture organizational document) is entered into (so long as such Contractual Obligation (or joint venture organizational document) is not created, entered into or incurred for the sole purpose of making such Subsidiary an Excluded Subsidiary), except to the extent such consent, approval, license or authorization has actually been obtained), (b) any Subsidiary that is prohibited by Applicable Law, rule or regulation from guaranteeing the Obligations, (c) any Subsidiary that is a captive insurance company subject to regulation as an insurance company (or any Subsidiary thereof), (d) a not-for-profit Subsidiary, (e) a special purpose entity used for a securitization facility, (f) a Receivables Subsidiary, (g) a Subsidiary (including any CFC Holding Company) where the guarantee of the Obligations by such Subsidiary would constitute an investment in “United States property” by a CFC that would reasonably be expected to result in material adverse tax consequences as reasonably determined by Borrower in good faith in consultation with the Administrative Agent and (h) any Subsidiary to the extent that the costs of a guarantee from such Subsidiary would be excessive relative to the expected benefits to be obtained by the Lenders from such guarantee (as reasonably determined by the Borrower and the Administrative Agent in good faith). “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.11 and any other “keepwell”, support or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Sections 3.01(b) or (d), amounts with respect to such Taxes were payable either to such Lender’s

19 ACTIVE 716195509v10 assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of January 16, 2015 among the Borrower, Limited, Administrative Agent, as agent, and a syndicate of lenders, as amended, supplemented and modified prior to the date hereof. “Existing Letters of Credit” means those certain letters of credit set forth on Schedule 1.01(d). “Facility” means the Revolving Facility and/or each Term Loan Facility, as the context may require, and shall include any Incremental Facility. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (i) contingent indemnification obligations or (ii) any Guaranteed Obligations arising under any Guaranteed Cash Management Agreement or any Guaranteed Hedge Agreement that are not then due and payable), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Fee Letter” means the letter agreement, dated December 21, 2023, among the Borrower, the Administrative Agent and the Arranger. “Financial Projections” has the meaning specified in Section 5.05(d). “First Amendment” means that certain First Amendment to Credit Agreement, dated as of November 25, 2025, by and among the Borrower, Limited, the Guarantors, the Lenders party thereto and the Administrative Agent. “First Amendment Effective Date” means the date that all conditions of effectiveness set forth in Section 4 of the First Amendment have been satisfied. “First Amendment Relief Period” means the period commencing on the First Amendment Effective Date and ending on the last day of the fiscal quarter ending August 31, 2027.

20 ACTIVE 716195509v10 “Fixed Incremental Amount” means, at any date of determination, (a) the sum of (x) the greater of (i) $300,000,000 and (ii) Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended for which Limited has delivered financial statements pursuant to Section 6.01 and (y) the aggregate principal amount of optional prepayments of the Initial Term Loans and the Delayed Draw Term Loans and the amount of any permanent reductions in the Delayed Draw Term Commitments and the Revolving Commitments, in each case, except to the extent that such payment was financed with long-term Indebtedness (and, in the case of any such Loans or Commitments described in this clause (y) that are Incremental Facilities, to the extent that such Loans or Commitments were incurred in reliance on the Fixed Incremental Amount), minus (b) the aggregate principal amount of all Incremental Facilities incurred in reliance on the Fixed Incremental Amount. “Foreign Discretionary Guarantor” has the meaning specified in Section 11.23. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Obligor” means a Loan Party that is a Foreign Person for which, as of the end of any fiscal year for which financial statements have been delivered pursuant to Section 6.01(a), has total assets (including Equity Interests in other Subsidiaries and excluding investments that are eliminated in consolidation) of equal to or greater than 3.75% of Consolidated Total Assets. “Foreign Person” means any Person that is organized under the Laws of a jurisdiction other than the United States, a state thereof or the District of Columbia. “Foreign Subsidiary” means any direct or indirect Subsidiary of Limited that is a Foreign Person. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Indemnity Letter” means a funding indemnity letter, substantially in the form of Exhibit I. “GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03.

21 ACTIVE 716195509v10 “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed or expressly undertaken by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that a Guarantee shall exclude (A) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of such Person’s business, and (B) obligations under indemnities incurred in the ordinary course of business or under stock purchase or asset purchase or sale agreements, or which do not cover Indebtedness of the type described in clauses (a) through (h) of the definition of Indebtedness. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Cash Management Agreement” means any Cash Management Agreement between any Loan Party and any of its Subsidiaries and any Cash Management Bank. “Guaranteed Hedge Agreement” means any interest rate, currency, foreign exchange, or commodity Swap Contract required by or not prohibited under Article VI or VII between any Loan Party and any of its Subsidiaries and any Hedge Bank. “Guaranteed Obligations” means all Obligations and all Additional Guaranteed Obligations. “Guaranteed Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05. “Guaranteed Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit E. “Guarantors” means, collectively, (a) Limited, (b) the Subsidiary Guarantors and (c) with respect to Additional Guaranteed Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Section 11.25 and Section 2 of the Guaranty) under the Guaranty, the Borrower.

22 ACTIVE 716195509v10 “Guaranty” means any Guarantee made by one or more Guarantors in favor of the Guaranteed Parties, substantially in the form of Exhibit J, together with each other guaranty (or any Guaranty Supplement) delivered pursuant to Section 6.15 or Section 11.23. “Guaranty Supplement” means a guaranty supplement executed and delivered in accordance with the provisions of Section 6.15. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract not prohibited under Articles VI or VII, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract not prohibited under Articles VI or VII, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Guaranteed Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Guaranteed Hedge Agreement and provided further that for any of the foregoing to be included as a “Guaranteed Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Guaranteed Party Designation Notice to the Administrative Agent prior to such date of determination. “Highest Lawful Rate” means at the particular time in question the maximum rate of non-usurious interest which, under Applicable Law, any Lender is then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, any Lender is permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under Applicable Law, the indicated rate ceiling shall be the lesser of (a)(i) the “weekly ceiling”, as that expression is defined in Section 303.003 of the Texas Finance Code, as amended, or (ii) if available in accordance with the terms thereof and at the Administrative Agent’s option after notice to the Borrower and otherwise in accordance with the terms of Section 303.103 of the Texas Finance Code, as amended, the “annualized ceiling” and (b)(i) if the amount outstanding under this Agreement is less than $250,000, twenty-four percent (24%), or (ii) if the amount under this Agreement is equal to or greater than $250,000, twenty-eight percent (28%) per annum. “HOT-Barbados” means Helen of Troy Limited, a Barbados company. “HOT-Macao” means Helen of Troy Macao Limited, a Macau company. “Huntington Receivables Purchase Agreement” means that certain Receivables Purchase Agreement, dated March 28, 2025, by and among the entities listed on Annex 3 thereto, each as servicer and as seller and The Huntington National Bank, as purchaser. “Increase Effective Date” has the meaning specified in Section 2.14. “Increase Joinder” has the meaning specified in Section 2.14(b). “Incremental Cap” means the sum of (a) the Fixed Incremental Amount and (b) an unlimited amount so long as, in the case of this clause (b), after giving effect to the relevant Incremental Facility, the

23 ACTIVE 716195509v10 Leverage Ratio does not exceed 3.25 to 1.00 (determined on a pro forma basis and assuming that any such Incremental Facility is fully drawn at the time of incurrence thereof); provided, that, if the proceeds of any Incremental Facility are being used to finance a Limited Condition Acquisition, at the option of the Borrower the calculation of the Leverage Ratio for purposes of determining the Incremental Cap may be made as of the LCA Test Date; provided, further, that (x) Incremental Facilities may be incurred under clause (a) or (b) of this definition as selected by the Borrower in its sole discretion, (y) if Incremental Facilities are intended to be incurred under clause (a) and (b) of this definition in a single transaction or series of related transactions, (i) incurrence of the portion of such Incremental Facilities to be incurred under clause (b) of this definition shall first be calculated without giving effect to any Incremental Facilities to be incurred under clause (a), but giving full pro forma effect to the use of proceeds of all such Incremental Facilities and related transactions, and (ii) thereafter, incurrence of the portion of such Incremental Facilities to be incurred under clause (a) of this definition shall be calculated, and (z) any portion of Incremental Facilities under clause (a) of this definition may be reclassified, as the Borrower elects from time to time, as incurred under clause (b) of this definition if such portion of Incremental Facilities could at such time be incurred under clause (b) of this definition on a pro forma basis; provided, that upon delivery of any financial statements pursuant to Section 6.01 following the initial incurrence of such Incremental Facilities under clause (a) of this definition, if such Incremental Facilities could, based on any such financial statements, have been incurred under clause (b) of this definition, then such Incremental Facilities shall automatically be reclassified as incurred under the applicable provision of clause (b) above. Once such Incremental Facilities is reclassified in accordance with the preceding sentence, it shall not further be reclassified as incurred under the original basket pursuant to which such item was originally incurred. “Incremental Facility” means Incremental Revolving Commitments and/or Incremental Term Commitments. “Incremental Revolving Commitment” has the meaning assigned to such term in Section 2.14. “Incremental Revolving Loans” means any loans made pursuant to any Incremental Revolving Commitment. “Incremental Term Commitments” has the meaning assigned to such term in Section 2.14. “Incremental Term Facility” means, at any time, with respect to an Incremental Facility consisting of Incremental Term Loans, the aggregate principal amount of the Incremental Term Loans of all Incremental Term Lenders outstanding thereunder at such time. “Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan. “Incremental Term Loan Maturity Date” has the meaning assigned to such term in Section 2.14(b). “Incremental Term Loans” means any loans made pursuant to any Incremental Term Commitments. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (but for purposes of Section 7.03 only, such obligations shall only be Indebtedness to the extent drawn upon or a claim is made in respect thereof);

24 ACTIVE 716195509v10 (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business, and, in each case, not past due for more than sixty (60) days); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Capital Leases and Synthetic Lease Obligations of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any dividend or similar payment in respect of any Disqualified Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, a limited liability company or similar entity) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. For all purposes hereunder, (i) the Indebtedness of any Person shall not include any other indebtedness or portion thereof with respect to which and to the extent the trustee or other applicable depository in respect of such indebtedness holds cash or cash equivalents in an amount sufficient to repay the principal, and accrued interest on, such indebtedness, and the foregoing shall constitute a redemption or a complete defeasance of such indebtedness pursuant to the applicable agreement governing such indebtedness, and (ii) Indebtedness shall not include any Permitted Call Spread Transaction and any obligations thereunder. “Indemnified Taxes” means all (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07(a). “Initial Term Commitment” means, as to each Initial Term Lender, its obligation to make an Initial Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Initial Term Lender’s name on Schedule 1.01(b) under the caption “Initial Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Initial Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Initial Term Commitments of all of the Initial Term Lenders on the Closing Date is $250,000,000. “Initial Term Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Initial Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Initial Term Loans of all Initial Term Lenders outstanding at such time.

25 ACTIVE 716195509v10 “Initial Term Lender” means (a) at any time on or prior to the Closing Date, any Lender that has an Initial Term Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Initial Term Loans at such time. “Initial Term Loan” has the meaning assigned to such term in Section 2.01(a)(i). “Initial Term Loan Repayment Date” has the meaning specified in Section 2.07(c)(i). “Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) interest expense of Limited and its Subsidiaries, in each case for the items set forth in clauses (a) and (b) for the period of four consecutive fiscal quarters ending on such date. “Interest Payment Date” means, (a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each May, August, November and February and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Facility for purposes of this definition). “Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1) or three (3) months thereafter, as selected by the Borrower in its Loan Notice (in the case of each requested Interest Period, subject to availability); provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IP Rights” has the meaning specified in Section 5.17. “IRS” means the United States Internal Revenue Service.

26 ACTIVE 716195509v10 “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit. “Judgment Currency” has the meaning specified in Section 11.22. “Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Term Loan. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Revolving Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Percentage. All L/C Advances shall be denominated in Dollars. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Borrowing. All L/C Borrowings shall be denominated in Dollars. “L/C Commitment” means, with respect to the L/C Issuer, the commitment of the L/C Issuer to issue Letters of Credit hereunder. The initial amount of the L/C Issuer’s L/C Commitment is set forth on Schedule 2.03. The L/C Commitment of the L/C Issuer may be modified from time to time by agreement between the L/C Issuer and the Borrower, and notified to the Administrative Agent. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Disbursement” means a payment made by the L/C Issuer pursuant to a Letter of Credit. “L/C Issuer” means Bank of America, through itself or through one of its designated Affiliates or branch offices, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts (including all L/C Borrowings). For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LCA Test Date” has the meaning specified in Section 1.11.

27 ACTIVE 716195509v10 “Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and, their successors and assigns and, unless the context requires otherwise, includes the Swing Line Lender. “Lender Party” and “Lender Recipient Party” means collectively, the Lenders, the Swing Line Lender and the L/C Issuer. “Lending Office” means, as to the Administrative Agent, the L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate. “Letter of Credit” means any letter of credit issued hereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. A Letter of Credit may be issued in Dollars or in an Alternative Currency. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Expiration Date” means the day that is seven (7) days prior to the Maturity Date then in effect for the Revolving Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(l). “Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $50,000,000 and (b) the Revolving Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility. “Leverage Holiday” has the meaning specified in Section 7.11(b). “Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness on such date to (b) Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended for which Limited has delivered financial statements pursuant to Section 6.01. For purposes of calculating the Leverage Ratio as of any date, Consolidated EBITDA shall be calculated on a pro forma basis (as certified by a Responsible Officer of Limited to the Administrative Agent and as approved by the Administrative Agent) assuming that all Acquisitions made, and all Dispositions completed, during the four consecutive fiscal quarters most recently ended had been made on the first day of such period. “Licenses” means, collectively, (a) the Scheduled Licenses and (b) any other license or similar agreement the loss of which could be reasonably expected to have a Material Adverse Effect, and all rights under any of those items described in clauses (a) and (b) immediately preceding. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Limited” has the meaning specified in the introductory paragraph hereto.

28 ACTIVE 716195509v10 “Limited Condition Acquisition” means any Acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Equity Interests or otherwise, of any assets, business or Person, or any other Investment by one or more of the Borrower and its Subsidiaries permitted by this Agreement (and including the incurrence or assumption of Indebtedness in connection therewith), in each case, whose consummation is not conditioned on the availability of, or on obtaining, third-party financing. “Liquidity” means, at any time of determination, the sum of (a) Unrestricted Cash and Cash Equivalents of Limited and its Subsidiaries at such time and (b) the amount by which the Revolving Facility exceeds the Total Revolving Outstandings at such time. “Litigation” means any proceeding, claim, lawsuit, arbitration and/or investigation by or before any Governmental Authority or arbitrator, including, without limitation, proceedings, claims, lawsuits, and/or such investigations conducted by or before any Governmental Authority or arbitrator or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, tax or other Law, or under or pursuant to any contract, agreement or other instrument. “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Loan or a Swing Line Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Fee Letter, (e) each Issuer Document, (f) each Guaranty Supplement, (g) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15, (h) the Autoborrow Agreement, (i) any fee letter enter into in connection with the Autoborrow Agreement, and (j) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party pursuant to the foregoing (but specifically excluding any Guaranteed Hedge Agreement or any Guaranteed Cash Management Agreement) and any amendments, modifications or supplements thereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided, however, that for purposes of Section 11.01, “Loan Documents” shall mean this Agreement and the Guaranty. “Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit C or such other form as may be approved by the Administrative Agent and the Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Loan Parties” means, collectively, the Borrower and each Guarantor. “Master Agreement” has the meaning set forth in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) of Limited and its Subsidiaries, taken as a whole; or (b) a material adverse effect upon (i) the ability of the Loan Parties, taken as a whole, to perform their payment obligations under any Loan Document or (ii) the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Domestic Subsidiary” means any Domestic Subsidiary of Limited (other than an Excluded Subsidiary) that, together with its Subsidiaries, has total assets (including Equity Interests in other Subsidiaries and excluding (x) investments and assets that are eliminated in consolidation and (y) investments in any Receivables Subsidiary) of equal to or greater than 3.75% of Consolidated Total Assets (excluding assets of Excluded Subsidiaries) as of the end of the most recent fiscal quarter of Limited for

29 ACTIVE 716195509v10 which financial statements have been delivered pursuant to Section 6.01(a) or (b); provided, however, that if at any time there are Domestic Subsidiaries (other than Excluded Subsidiaries) of Limited which are not classified as “Material Domestic Subsidiaries” but which collectively have total assets (including Equity Interests in other Subsidiaries and excluding (x) investments and assets that are eliminated in consolidation and (y) investments in any Receivables Subsidiary) of equal to or greater than 7.5% of Consolidated Total Assets (excluding assets of Excluded Subsidiaries) as of the end of the most recent fiscal quarter of Limited for which financial statements have been delivered pursuant to Section 6.01(a) or (b), then the Borrower shall promptly designate one or more such Subsidiaries as Material Domestic Subsidiaries and cause any such Subsidiary to comply with the provisions of Section 6.15 such that, after such Subsidiaries become Guarantors hereunder, the Domestic Subsidiaries (other than Excluded Subsidiaries) that are not Guarantors shall have less than 7.5% of Consolidated Total Assets as of the end of the most recent fiscal quarter of Limited. Notwithstanding the foregoing, in connection with the consummation of any Acquisition permitted hereunder, Borrower shall determine whether any Domestic Subsidiaries of Limited formed or acquired in connection with such Acquisition or the Subsidiary consummating such Acquisition (if not already a Material Domestic Subsidiary) would qualify as a Material Domestic Subsidiary pursuant to the criteria set forth above, based upon (A) the latest quarter end financial statements of such Subsidiary that are available prior to the consummation of such Acquisition and (B) a calculation of Consolidated Total Assets (excluding assets of Excluded Subsidiaries) as of the end of the most recent fiscal quarter of Limited for which financial statements have been delivered pursuant to Section 6.01(a) or (b) and cause any such Subsidiary to comply with the provisions of Section 6.15. “Material Subsidiary” means any Subsidiary of Limited that, together with its Subsidiaries, has total assets (including Equity Interests in other Subsidiaries and excluding investments and assets that are eliminated in consolidation) of equal to or greater than 3.75% of Consolidated Total Assets as of the end of the most recent fiscal quarter of Limited for which financial statements have been delivered pursuant to Section 6.01(a) or (b). “Maturity Date” means (a) with respect to the Revolving Facility, the Initial Term Facility and the Delayed Draw Term Facility, February 15, 2029, and (b) with respect to any Incremental Term Loans, the Incremental Term Loan Maturity Date; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 102% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Net Indebtedness on such date to (b) Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended for which Limited has delivered financial statements pursuant to Section 6.01. For purposes of calculating the Net Leverage Ratio as of any date, Consolidated EBITDA shall be calculated on a pro forma basis (as certified by a Responsible Officer of Limited to the Administrative Agent and as approved by the Administrative Agent) assuming that all Acquisitions made, and all Dispositions completed, during the four consecutive fiscal quarters most recently ended had been made on the first day of such period.

30 ACTIVE 716195509v10 “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders, or all Lenders or all affected Lenders in a Facility, in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning specified in Section 2.03(b). “Non-Reinstatement Deadline” has the meaning specified in Section 2.03(b). “Note” means a Term Note or a Revolving Note, as the context may require. “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, or Letter of Credit and (b) all documented costs and expenses incurred in connection with enforcement and collection of the foregoing to the extent required to be paid by the Loan Parties pursuant to Section 11.04, including the charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that, without limiting the foregoing, the Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Off-Balance Sheet Liabilities” means, with respect to any Person as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility) (i) the unrecovered investment of purchasers or transferees of assets so transferred, and (ii) any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of such Person or any of its Subsidiaries in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (x) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (y) impair the characterization of the transaction as a true sale under Applicable Laws (including Debtor Relief Laws); (b) the monetary obligations under any financing lease or so-called “synthetic,” tax retention or off-balance sheet lease transaction which, upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness; (c) the monetary obligations under any Sale and Leaseback Transaction which does not create a liability on the consolidated balance sheet of such Person and its Subsidiaries and which would be characterized as indebtedness; or (d) any other monetary obligation arising with respect to any other transaction which (i) is characterized as indebtedness for tax purposes but not for accounting purposes in accordance with GAAP or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries (for purposes of this clause (d), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing). “Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect

31 ACTIVE 716195509v10 to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non- U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Foreign Investments” means obligations issued or directly insured or guaranteed by a Governmental Authority, time deposits, certificates of deposit, banker acceptances, commercial paper, repurchase obligations of a financial institution, money market funds or similar Investments that, in the good faith judgment of the Borrower, are marketable or otherwise liquid and readily convertible to known amounts of cash; provided that the aggregate amount of Other Foreign Investments by a non-CFC Foreign Subsidiary at any time outstanding shall not exceed $25,000,000. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means (a) with respect to Term Loans, Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Term Loans, Revolving Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with usual and customary banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation. “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “Participating Member State” means any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

32 ACTIVE 716195509v10 “Patriot Act” has the meaning specified in Section 11.16. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (excluding a Multiemployer Plan) that is maintained or is contributed to by Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Bond Hedge Transaction” means any bond hedge, call or capped call option (or substantively equivalent derivative transaction) relating to Limited’s common stock (or other securities or property following a merger event or other change of the common stock of Limited) purchased by Limited in connection with the issuance of any Permitted Convertible Indebtedness; provided that, (x) in the case of any such transaction entered after the Closing Date, such transaction is consummated substantially concurrently with the issuance of such Permitted Convertible Indebtedness and paid for out of the proceeds thereof, (y) the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Limited from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Limited from the issuance of such Permitted Convertible Indebtedness in connection with such Permitted Bond Hedge Transaction and (z) the terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by Limited in good faith). “Permitted Call Spread Transaction” means any Permitted Bond Hedge Transaction together with, if applicable, any Permitted Warrant Transaction. “Permitted Convertible Indebtedness” means any unsecured notes, bonds, debentures or similar instruments of Indebtedness issued by Limited and its Subsidiaries that are convertible into or exchangeable for (i) cash, (ii) shares of Limited’s common stock or other Equity Interests that constitute Qualified Equity Interests and/or (iii) a combination thereof; provided that (x) the final maturity date of such Permitted Convertible Indebtedness is not prior to the date that is ninety-one (91) days after the Latest Maturity Date, (y) the terms, conditions and covenants of such Permitted Convertible Indebtedness shall be such as are customary of transactions of such type (as determined by Limited in good faith) and (z) such unsecured notes, bonds, debentures or similar instruments of Indebtedness is permitted to be incurred under Section 7.03. “Permitted Receivables Financing” means any one or more Receivables Financing, factoring financings and supplier financings that meets the following conditions: (a) the board of directors of Limited or Borrower shall have determined in good faith that such Receivables Financing, factoring financing or supplier financing is in the aggregate economically fair and reasonable to Limited and its Subsidiaries, (b) all sales of accounts receivable and related assets by Limited or any Subsidiary to a Receivables Subsidiary or any other Person are made at fair value (as determined in good faith by Limited or Borrower), (c) such financing is non-recourse to Limited and any Subsidiary and their assets, other than any recourse solely attributable to a breach by Limited or any Subsidiary of representations and warranties that are customarily made by a seller in connection with the “true sale” of receivables on a non-recourse basis (including any Receivables Repurchase Obligation), (d) such financing is consummated pursuant to customary contracts, arrangements or agreements entered into with respect to “true sale” of receivables on market terms for similar transactions and (e) the aggregate amount of all Permitted Receivables Financings including

33 ACTIVE 716195509v10 receivables and related assets shall not exceed at any time (i) during the First Amendment Relief Period, $100,000,000 and (ii) after the First Amendment Relief Period, $200,000,000. The “amount” or “principal amount” of any Permitted Receivables Financing shall be deemed at any time to be (1) the aggregate principal or stated amount of the Indebtedness, fractional undivided interests (which stated amount may be described as a “net investment” or similar term reflecting the amount invested in such undivided interest) or other securities incurred or issued pursuant to such Permitted Receivables Financing, in each case outstanding at such time, or (2) in the case of any Permitted Receivables Financing in respect of which no such Indebtedness, fractional undivided interests or securities are incurred or issued, the cash purchase price paid by the buyer (other than any Receivables Subsidiary) in connection with its purchase of receivables less the amount of collections received by Limited or any Subsidiary in respect of such receivables and paid to such buyer, excluding any amounts applied to purchase fees or discount or in the nature of interest. “Permitted Supply Chain Program” has the meaning specified in Section 7.03(s). “Permitted Warrant Transaction” means any warrant issued by Limited concurrently with the purchase, by Limited, of a Permitted Bond Hedge Transaction for the purpose of offsetting the cost of such Permitted Bond Hedge Transaction and referencing the same Qualified Equity Interest into which the Permitted Convertible Indebtedness converts. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02(i). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02(i). “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 11.21. “Qualified Acquisition” means an Acquisition (or series of Acquisitions consummated in any twelve (12) month period) by Limited or any Subsidiary, which Acquisition (or series of Acquisitions) has been designated to the Lenders in a Qualified Acquisition Notice as a “Qualified Acquisition”, provided that the aggregate Acquisition Consideration is greater than $150,000,000. “Qualified Acquisition Notice” means a written notice from Limited to the Administrative Agent (a) delivered in accordance with Section 7.11(b) and (b) which describes the Qualified Acquisition which is the basis for such request (including, without limitation, a pro forma calculation of the Leverage Ratio immediately prior to and after giving effect to such Qualified Acquisition, which calculation shall indicate that the Leverage Ratio immediately prior to such Qualified Acquisition is not greater than 3.50 to 1.00), and otherwise in form reasonably satisfactory to the Administrative Agent. “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

34 ACTIVE 716195509v10 “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Receivables Financing” means (a) during the First Amendment Relief Period, the Huntington Receivables Purchase Agreement and (b) after the First Amendment Relief Period, any receivables purchase facilities, securitization, other receivables financing transaction or series of transactions that may be entered into by Limited or any of its Subsidiaries pursuant to which Limited or any of its Subsidiaries may sell, contribute, convey or otherwise transfer to a Receivables Subsidiary or any other Person, or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of Limited or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, any collections in respect of such accounts receivable, proceeds of such accounts receivable, and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or other receivables financing involving accounts receivable and any deposit account or securities account holding solely the collections in respect of the foregoing. “Receivables Repurchase Obligation” means any obligation of a seller of receivables in a Permitted Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Receivables Subsidiary” means any Subsidiary that is special purpose entity formed for the purpose of, and that solely in engages in one or more Permitted Receivables Financing and any other activities reasonably related or incidental thereto. “Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any Obligation of any Loan Party hereunder. “Register” has the meaning specified in Section 11.06(c). “Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. “Removal Effective Date” has the meaning specified in Section 9.06(b). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan at any time an Autoborrow Agreement is not in effect, a Swing Line Loan Notice. “Required Class Lenders” means, at any time with respect to any Class of Loans or Commitments, Lenders having Total Credit Exposures with respect to such Class representing more than 50% of the Total

35 ACTIVE 716195509v10 Credit Exposures of all Lenders of such Class. The Total Credit Exposure of any Defaulting Lender with respect to such Class shall be disregarded in determining Required Class Lenders at any time. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders at such time. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the L/C Issuer, as the case may be, in making such determination; provided further that, this definition is subject to Section 3.03. “Required Revolving Lenders” means, at any time, Revolving Lenders having Total Revolving Exposures representing more than 50% of the Total Revolving Exposures of all Revolving Lenders at such time. The Total Revolving Exposure of any Defaulting Lender shall be disregarded in determining Required Revolving Lenders at any time; provided that, the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Revolving Lender that is the Swing Line Lender or the L/C Issuer, as the case may be, in making such determination. “Required Term Lenders” means, at any time, Term Lenders having Total Term Credit Exposures representing more than 50% of the Total Term Credit Exposures of all Term Lenders. The Total Term Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Term Lenders at any time. “Rescindable Amount” has the meaning specified in Section 2.12(b)(ii). “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, executive vice president, senior vice president, controller, treasurer, of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01(a)(iv), the secretary or any assistant secretary of a Loan Party and, or if such Loan Party does not have such officers, a director of such Loan Party, and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent. “Restricted Payment” means, collectively, (a) any Dividend, (b) any Treasury Stock Purchase, (c) any payment or prepayment of principal, interest, premium or penalty of or in respect of any Subordinated Indebtedness or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any Subordinated Indebtedness, (d) any payment made in cash under a Permitted Call Spread Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent term) thereunder by Limited or any Subsidiary (including in connection with the exercise and/or early unwind or settlement thereof), and

36 ACTIVE 716195509v10 (e) any payment of (or to repurchase) Permitted Convertible Indebtedness in cash (i) upon conversion thereof into capital stock of Limited or (ii) prior to the conversion thereof, in an amount in excess of the principal and accrued interest thereon; provided, that, any payment of (or to repurchase or convert) Permitted Convertible Indebtedness to the extent made with Equity Interests of Limited (other than Disqualified Equity Interests) shall not constitute a Restricted Payment. “Revaluation Date” means, with respect to any Letter of Credit, each of the following: (a) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (b) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (c) in the case of all Existing Letters of Credit denominated in Alternative Currencies, the Closing Date, and (d) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Revolving Lenders shall require. “Revolving Borrowing” means a Borrowing comprised of Revolving Loans. “Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Commitment of all of the Revolving Lenders on the First Amendment Effective Date is $750,000,000. “Revolving Commitment Fee” has the meaning assigned to such term in Section 2.09(a). “Revolving Exposure” means, as to any Lender at any time, the aggregate Outstanding Amount at such time of its outstanding Revolving Loans and the aggregate Outstanding Amount of such Lender’s participation in L/C Obligations and Swing Line Loans at such time. “Revolving Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time. “Revolving Lender” means, at any time, (a) so long as any Revolving Commitment is in effect, any Lender that has a Revolving Commitment at such time or (b) if the Revolving Commitments have terminated or expired, any Lender that has a Revolving Loan or a participation in L/C Obligations or Swing Line Loans at such time. “Revolving Loan” has the meaning specified in Section 2.01(b), including, unless the context shall otherwise require, any Incremental Revolving Loans made pursuant to Section 2.14 after the Closing Date. “Revolving Note” means a promissory note made by the Borrower in favor of a Revolving Lender evidencing Revolving Loans or Swing Line Loans, as the case may be, made by such Revolving Lender, substantially in the form of Exhibit D. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

37 ACTIVE 716195509v10 “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be usual and customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanction(s)” means any sanction, embargo and anti-terrorism laws administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”), any member states of the European Union, the Hong Kong Monetary Authority or other relevant sanctions authority. “Sanctions Laws” means all laws, rules, regulations and requirements administered or enforced by the United States Government (including, with limitation, OFAC, the U.S. Department of State or the U.S. Department of Commerce), the United Nations Security Council, the European Union, the United Kingdom and any other relevant sanctions authority in connection with Sanctions or the Patriot Act. “Scheduled Licenses” means those Licenses set forth on Schedule 1.01(c). “Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of Limited and its Subsidiaries as of such date, determined in accordance with GAAP. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “SOFR Adjustment” with respect to Daily Simple SOFR means 0.26161% (26.161 basis points); and with respect to Term SOFR means 0.10% (10 basis points) for an Interest Period of one-month’s duration or three-month’s duration. “Solvent” means, with respect to any Person, that the fair value of the assets of such Person is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, that the present fair saleable value of the assets of such Person is, on the date of determination, not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent obligation or other contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person. “Specified Event of Default” means any Event of Default pursuant to Section 8.01(a), Section 8.01(f) or Section 8.01(g). “Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.11). “Sterling” and “£” mean the lawful currency of the United Kingdom.

38 ACTIVE 716195509v10 “Subordinated Indebtedness” means any Indebtedness of Limited or any Subsidiary which is expressly subordinated to the Obligations at all times pursuant to terms satisfactory to the Required Lenders. “Subordinated Indebtedness Documents” means all agreements (including, without limitation intercreditor agreements, subordination agreements, instruments and other documents) pursuant to which Subordinated Indebtedness has been or will be issued or otherwise setting forth the terms of any Subordinated Indebtedness. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, Controlled or held by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of Limited. “Subsidiary Guarantors” means, collectively, (a) HOT-Barbados, (b) Helen of Troy Nevada Corporation, a Nevada corporation, (c) HOT Nevada, Inc., a Nevada corporation, (d) Helen of Troy L.P., a Texas limited partnership, (e) OXO International, Ltd., a Texas limited partnership, (f) Helen of Troy Macao Limited, a Macau company, (g) Kaz, Inc., a New York corporation, (h) Kaz USA, Inc., a Massachusetts corporation, (i) Kaz Canada, Inc., a Massachusetts corporation, (j) Pur Water Purification Products, Inc., a Nevada corporation, (k) Steel Technology, LLC, an Oregon limited liability company, (l) Drybar Products LLC, a Delaware limited liability company, (m) Osprey Packs, Inc., a Colorado corporation and (n) each Subsidiary of Limited as is or may from time to time become party to this Agreement pursuant to Section 6.15 or Section 11.23. “Successor Rate” has the meaning specified in Section 3.03(b). “Supported QFC” has the meaning specified in Section 11.21. “Sustainability Assurance Provider” means Grant Thornton LLP or another independent sustainability assurance provider agreed between the Borrower and the Sustainability Coordinator (each acting reasonably). “Sustainability Coordinator” means, collectively, (a) BofA Securities, Inc., and (b) each other Lender (or Affiliate of a Lender) that is appointed as a sustainability coordinator by the Borrower and reasonably acceptable to the Arranger, in each case, its capacity as sustainability coordinator hereunder. “Sustainability Linked Loan Principles” means the Sustainability Linked Loan Principles as published by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association (and as updated from time to time). “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”),

39 ACTIVE 716195509v10 including any such obligations or liabilities under any Master Agreement; provided that no Permitted Call Spread Transaction shall constitute a Swap Contract. “Swap Obligations” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Commitment” means, as to any Lender (a) the amount set forth opposite such Lender’s name on Schedule 1.01(b) or (b) if such Lender has entered into an Assignment and Assumption or has otherwise assumed a Swing Line Commitment after the Closing Date, the amount set forth for such Lender as its Swing Line Commitment in the Register maintained by the Administrative Agent pursuant to Section 11.06(c). “Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit F or such other form as approved by the Administrative Agent and the Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Swing Line Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the Revolving Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Facility. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale and Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Borrowing” means a Borrowing comprised of Term Loans. “Term Lender” means a Lender with a Term Loan Commitment or an outstanding Term Loan. “Term Loan” means any Initial Term Loan, any Delayed Draw Term Loan and/or any Incremental Term Loan, as the context may require.

40 ACTIVE 716195509v10 “Term Loan Commitment” means an Initial Term Commitment, a Delayed Draw Term Commitment or an Incremental Term Commitment, as applicable. “Term Loan Facilities” means, at any time, the Initial Term Facility, the Delayed Draw Term Facility and any Incremental Term Facility. “Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit G. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Exposure and Outstanding Amount of all Term Loans (including all Initial Term Loans, all Delayed Draw Term Loans and all Incremental Term Loans) of such Lender at such time. “Total Revolving Exposure” means, as to any Revolving Lender at any time, the unused Revolving Commitments and Revolving Exposure of such Revolving Lender at such time. “Total Revolving Outstandings” means, as of any date of determination, the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations as of such date. “Total Term Credit Exposure” means, as to any Term Lender at any time, the Outstanding Amount of all Term Loans of such Term Lender at such time. “Trade Date” has the meaning specified in Section 11.06(b)(i)(B). “Treasury Stock Purchase” means, with respect to any Person, any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase,

41 ACTIVE 716195509v10 redemption, retirement, acquisition, cancellation or termination of any capital stock or other Equity Interests of such Person or on account of any returns of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof). “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan. “UCP” means the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(f). “Unrestricted Cash and Cash Equivalents” means (a) Cash and Cash Equivalents (other than those Investments described in clause (g) of the definition of Cash and Cash Equivalents) and (b) Other Foreign Investments, in each case, owned by Limited and its Subsidiaries that are not subject to any Lien or control agreement or limitations or restrictions on the use thereof. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.21. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(B)(3). “Voting Equity Interests” of any Person means, Equity Interests of any class or classes having ordinary voting power for the election of at least a majority of the members of the board of directors, managing general partners or the equivalent governing body of such Person, irrespective of whether, at the time, Equity Interests of any other class or classes or such entity shall have or might have voting power by reason of the happening of any contingency. “Wholly-Owned” means, with respect to any Subsidiary, that all of the Equity Interests (except for directors', foreign national qualifying and other nominal shares required to be held by such person under Applicable Law) in such Subsidiary are owned by Limited and/or one or more Subsidiaries thereof (or by the Subsidiary thereof to which reference is made in the applicable provision hereof). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers

42 ACTIVE 716195509v10 of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) The Schedules referred to herein correspond to the numbered and lettered sections of this Agreement. To the extent a Schedule corresponds to a representation and warranty made hereunder, it shall, to the extent applicable, qualify such representation and warranty. (e) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with

43 ACTIVE 716195509v10 a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470– 20 on financial liabilities shall be disregarded. In addition, in the case of any Permitted Convertible Indebtedness for which the embedded conversion obligation must be settled by paying solely cash, so long as substantially concurrently with the offering of such Permitted Convertible Indebtedness, Limited enters into a cash-settled Permitted Bond Hedge Transaction relating to such Permitted Convertible Indebtedness, notwithstanding any other provision contained herein, for so long as such Permitted Bond Hedge Transaction (or a portion thereof corresponding to the amount of outstanding Permitted Convertible Indebtedness) remains in effect in an amount sufficient to fully satisfy such conversion obligation in cash, all computations of amounts and ratios referred to herein shall be made as if the amount of Indebtedness represented by such Permitted Convertible Indebtedness were equal to the face principal amount thereof without regard to any mark-to-market derivative accounting for such Indebtedness. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders and the Borrower); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of Limited and its Subsidiaries or to the determination of any amount for Limited and its Subsidiaries on a consolidated basis solely with respect to the Borrower’s compliance with Section 7.11 shall, in each case, be deemed to include each variable interest entity that Limited is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. (d) Operating and Capital Lease Treatment. Notwithstanding the forgoing or any provision herein to the contrary, any lease that was, or would have been, characterized as (i) an operating lease in accordance with GAAP prior to Limited’s adoption of FASB ASC 842 (regardless of the date on which such lease has been entered into) shall not be a Capital Lease, and any such lease shall be, for all purposes of this Agreement, treated as though it were reflected on Limited’s consolidated financial statements in the same manner as an operating lease would have been reflected prior to the Limited’s adoption of FASB ASC 842 and (ii) a Capital Lease in

44 ACTIVE 716195509v10 accordance with GAAP prior to Limited’s adoption of FASB ASC 842 (regardless of the date on which such lease has been entered into) shall not be an operating lease, and any such lease shall be, for all purposes of this Agreement, treated as though it were reflected on Limited’s consolidated financial statements in the same manner as a Capital Lease would have been reflected prior to the Limited’s adoption of FASB ASC 842. (e) Financial Ratio or Test Compliance. For purposes of determining the permissibility of any action, change, transaction or event that by the terms of the Loan Documents requires a calculation of any financial ratio or test (including Consolidated Total Assets), such financial ratio or test shall be, subject to Section 1.11, calculated at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be. 1.04 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day; Timing of Performance. (a) Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable). (b) Except as otherwise expressly set forth in this Agreement, when the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day. 1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.07 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Dollar Equivalent amounts of Credit Extensions in respect of Letters of Credit and Outstanding Amounts denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable. (b) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such

45 ACTIVE 716195509v10 amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be. (c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. (d) Without limiting the foregoing provisions of this Section 1.07, any calculations and determinations under this Agreement of any amount in any currency other than Dollars shall be deemed to refer to the Dollar Equivalent thereof, as the case may be. For purposes of Article VII and the calculation of compliance with any financial ratio or test for purposes of taking any action hereunder, on any relevant date of determination, amounts denominated in currencies other than Dollars shall be translated into Dollars at the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Sections 6.01(a) or 6.01(b), as applicable, for the relevant fiscal period. (e) For purposes of determining compliance with any Dollar-denominated restriction on the making of any Investment or the incurrence of Indebtedness, the Dollar Equivalent amount of the Investment or the principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Investment was made or Indebtedness was incurred, in the case of term debt, or first committed or first incurred (whichever yields the lower Dollar Equivalent), in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Indebtedness does not exceed the principal amount of such other Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other reasonable costs and expenses (including original issue discount) incurred in connection with such refinancing.

46 ACTIVE 716195509v10 1.08 Additional Alternative Currencies. (a) The Borrower may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is an Eligible Currency. Such request shall be subject to the approval of the Administrative Agent and the L/C Issuer. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in its or their sole discretion). The Administrative Agent shall promptly notify the L/C Issuer thereof. The L/C Issuer shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency. (c) Any failure by the L/C Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by the L/C Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.08, the Administrative Agent shall promptly so notify the Borrower. Any specified currency of an Existing Letter of Credit that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of "Alternative Currency" shall be deemed an Alternative Currency with respect to such Existing Letter of Credit only. 1.09 Calculation of Consolidated Total Assets. Any reference to a percentage of Consolidated Total Assets, unless provided otherwise, shall be to the Consolidated Total Assets from and after the most recent date that financial statements have been delivered pursuant to Sections 6.01(a) and 6.01(b), as applicable. 1.10 Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with usual and customary convention or practice in the interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant customary market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant customary market conventions or practices relating to the change in currency.

47 ACTIVE 716195509v10 1.11 Limited Condition Acquisitions. Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement require (a) compliance with any basket, financial ratio or test (including any Leverage Ratio test, or any Interest Coverage Ratio test), (b) the absence of a Default or an Event of Default, or (c) a determination as to whether the representations and warranties contained in this Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect), in each case in connection with the consummation of a Limited Condition Acquisition, the determination of whether the relevant condition is satisfied may be made, at the election of the Borrower, (A) on the date of the execution of the definitive agreement with respect to such Limited Condition Acquisition (such date, the “LCA Test Date”), or (B) on the date on which such Limited Condition Acquisition is consummated, in either case, after giving effect to the relevant Limited Condition Acquisition and any related incurrence of Indebtedness, on a pro forma basis; provided, that, notwithstanding the foregoing, in connection with any Limited Condition Acquisition: (1) except as set forth in clause 2(y) below, any condition requiring the absence of a Default or Event of Default shall be satisfied if (x) no Default or Event of Default shall have occurred and be continuing as of the applicable LCA Test Date, and (y) no Specified Event of Default shall have occurred and be continuing at the time of consummation of such Limited Condition Acquisition; (2) if the proceeds of an Incremental Term Loan are being used to finance such Limited Condition Acquisition, then (x) the conditions set forth in Section 2.14(a)(iii) and Section 4.02(a) shall be required to be satisfied at the time of closing of the Limited Condition Acquisition and funding of such Incremental Term Loan but, if the lenders providing such Incremental Term Loan so agree, the representations and warranties which must be accurate at the time of closing of the Limited Condition Acquisition and funding of such Incremental Term Loan may be limited to customary “specified representations” and customary “specified acquisition agreement representations” (i.e., customary SunGard provisions) and such other representations and warranties as may be required by the lenders providing such Incremental Term Loan, and (y) the conditions set forth in Section 2.14(a)(ii) shall, if and to the extent the lenders providing such Incremental Term Commitments so agree, be satisfied if (I) no Default or Event of Default shall have occurred and be continuing as of the applicable LCA Test Date, and (II) no Specified Event of Default shall have occurred and be continuing at the time of the funding of such Incremental Term Commitments in connection with the consummation of such Limited Condition Acquisition; and (3) such Limited Condition Acquisition, any related pro forma adjustments and the related Indebtedness to be incurred in connection therewith and the use of proceeds thereof shall be deemed consummated, made, incurred and/or applied at the LCA Test Date applicable to such Limited Condition Acquisition (until such time as the Indebtedness is actually incurred or the applicable definitive agreement is terminated without actually consummating the applicable Limited Condition Acquisition) and outstanding thereafter for purposes of determining pro forma compliance (other than for purposes of determining pro forma compliance in connection with the making of any Restricted Payment) with any financial ratio or test (including any Leverage Ratio test, or Interest Coverage Ratio test, or any calculation of the financial covenants set forth in Section 7.11) (it being understood and agreed that for purposes of determining pro forma compliance in connection with the making of any Restricted Payment, the Borrower shall demonstrate compliance with the applicable test both after giving effect to the applicable Limited Condition Acquisition and assuming that such transaction had not occurred). For the avoidance of doubt, if any of such ratios or amounts for which compliance was determined or tested as of the LCA Test Date are thereafter exceeded or otherwise failed to have been complied with as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA), at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios or amounts will not be deemed to have been exceeded or failed to be complied with as a result of such fluctuations solely for purposes of determining whether the relevant Limited Condition Acquisition is permitted to be consummated or taken. Except as set forth in clause (2) in the proviso to the first sentence in this Section 1.11 in connection with the use of the proceeds of an Incremental Term Loan to finance a Limited Condition Acquisition (and, in the case of such clause (2), only if and to the extent the lenders providing such Incremental Term Loan so agree as provided in such clause (2)), it is understood and agreed that this Section 1.11 shall not limit the conditions

48 ACTIVE 716195509v10 set forth in Section 4.02 with respect to any proposed Credit Extension, in connection with a Limited Condition Acquisition or otherwise. 1.12 Classifications of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”, an “Initial Term Loan”) or by Type (e.g., a “Base Rate Loan” or a “Term SOFR Loan”) or by Class and Type (e.g., a “Term SOFR Initial Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Initial Term Loan Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Initial Term Loan Borrowing”). ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS 2.01 Loans. (a) Term Loans. (i) Initial Term Loans. Subject to the terms and conditions set forth herein, each Initial Term Lender severally agrees to make a single loan (an “Initial Term Loan”) to the Borrower, in Dollars, on the Closing Date in an amount not to exceed such Initial Term Lender’s Applicable Percentage of the Initial Term Facility. The Term Borrowing shall consist of Initial Term Loans made simultaneously by the Initial Term Lenders in accordance with their respective Applicable Percentage of the Initial Term Facility. Initial Term Loans may be repaid or prepaid may not be reborrowed. Initial Term Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Borrowing of Initial Term Loans made on the Closing Date shall be made as Base Rate Loans unless the Borrower delivers a Funding Indemnity Letter not less than three (3) Business Days prior to the date of such Term Borrowing. (ii) Delayed Draw Term Loans. Subject to the terms and conditions set forth herein, each Delayed Draw Term Lender severally agrees to make loans (each such loan, a “Delayed Draw Term Loan”) to the Borrower, in Dollars, from time to time (but in any event limited to a maximum of four (4) drawings and in a minimum principal amounts of $5,000,000), on any Business Day from and after the Closing Date until the Delayed Draw Termination Date, in an aggregate amount not to exceed at any time outstanding the amount of such Delayed Draw Term Lender’s Delayed Draw Term Commitment. The Delayed Draw Term Loans may be repaid or prepaid but may not be reborrowed. Delayed Draw Term Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Delayed Draw Term Loans made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as Base Rate Loans unless the Borrower delivers a Funding Indemnity Letter not less than three (3) Business Days prior to the date of such Term Borrowing. (b) Revolving Borrowings. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower, in Dollars, from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Revolving Borrowing, (i) the Total Revolving Outstandings shall not exceed the Revolving Facility, and (ii) the Revolving Exposure of any Lender shall not exceed such Revolving Lender’s Revolving Commitment. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and

49 ACTIVE 716195509v10 reborrow under this Section 2.01(b). Revolving Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Revolving Borrowings made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as Base Rate Loans unless the Borrower delivers a Funding Indemnity Letter not less than three (3) Business Days prior to the date of such Revolving Borrowing. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Notice of Borrowing. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (i) telephone or (ii) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (A) two (2) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (B) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding). Except as provided in Sections 2.03(f) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding). Each Loan Notice and each telephonic notice shall specify (I) the applicable Facility and whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term SOFR Loans, as the case may be, under such Facility, (II) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (III) the principal amount of Loans to be borrowed, converted or continued, (IV) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (V) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, the Borrower will be deemed to have specified an Interest Period of one (1) month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a Term SOFR Loan. (b) Advances. Following receipt of a Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Loan Notice with respect to a Revolving Borrowing is given by the Borrower, there are L/C

50 ACTIVE 716195509v10 Borrowings outstanding, then the proceeds of such Revolving Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Term SOFR Loans. Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the outstanding Term SOFR Loans be converted to Base Rate Loans; provided that any such conversion to Base Rate Loans shall be effective as of the last day of the respective Interest Periods then in effect with respect to the applicable Term SOFR Loans. (d) Interest Periods. After giving effect to all Revolving Borrowings, all conversions of Revolving Loans from one Type to the other, and all continuations of Revolving Loans as the same Type, there shall not be more than twelve Interest Periods in effect in respect of the Revolving Facility. After giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than ten Interest Periods in effect in respect of the Term Loan Facilities. (e) Interest Rates. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. (f) Cashless Settlement Mechanism. Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. (g) With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request that the L/C Issuer, in reliance on the agreements of the Revolving Lenders set forth in this Section 2.03, issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars or in an Alternative Currency for its own account or the account of any of its Subsidiaries in such form as is acceptable to the Administrative Agent and the L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments. (b) Notice of Issuance, Amendment, Extension, Reinstatement or Renewal. (i) To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration

51 ACTIVE 716195509v10 date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Issuer) to the L/C Issuer and to the Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 2.03(d)), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of Credit. If requested by the L/C Issuer, the Borrower also shall submit a letter of credit application and reimbursement agreement on the L/C Issuer’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, the L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (ii) If the Borrower so requests in any applicable Letter of Credit Application (or the amendment of an outstanding Letter of Credit), the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit shall permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon by the Borrower and the L/C Issuer at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to Section 2.03(d); provided, however, that the L/C Issuer shall not (A) permit any such extension if (1) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (except that the expiration date may be extended to a date that is no more than one (1) year from the then-current expiration date) or (2) it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business Days before the Non- Extension Notice Date from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (B) be obligated to permit such extension if it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Lender or the Borrower that one or more of the applicable conditions set forth in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by

52 ACTIVE 716195509v10 the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), the L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such reinstatement or (B) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement. (c) Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (w) the aggregate amount of the outstanding Letters of Credit issued by the L/C Issuer shall not exceed its L/C Commitment, (x) the aggregate L/C Obligations shall not exceed the Letter of Credit Sublimit, (y) the Revolving Exposure of any Lender shall not exceed its Revolving Commitment and (z) the Total Revolving Exposure shall not exceed the total Revolving Commitments. (i) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $50,000, in the case of a commercial Letter of Credit, or $50,000, in the case of a standby Letter of Credit; (D) any Revolving Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash

53 ACTIVE 716195509v10 Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; (E) such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; or (F) the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency. (ii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (d) Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, twelve months after the then-current expiration date of such Letter of Credit) and (ii) the Letter of Credit Expiration Date. (e) Participations. (i) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the L/C Issuer or the Lenders, the L/C Issuer hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the L/C Issuer, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.03(e)(i) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments. (ii) In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent in Dollars, for account of the L/C Issuer, such Lender’s Applicable Percentage of each L/C Disbursement made by the L/C Issuer (expressed in Dollars in the amount of the Dollar Equivalent thereof) not later than 1:00 p.m. on the Business Day specified in the notice provided by the Administrative Agent to the Revolving Lenders pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this Section 2.03), and the Administrative Agent shall promptly pay to the L/C Issuer the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant

54 ACTIVE 716195509v10 to Section 2.03(f), the Administrative Agent shall distribute such payment to the L/C Issuer or, to the extent that the Revolving Lenders have made payments pursuant to this Section 2.03(e) to reimburse the L/C Issuer, then to such Lenders and the L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this Section 2.03(e) to reimburse the L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement. (iii) Each Revolving Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s Commitment is amended pursuant to the operation of Sections 2.14, as a result of an assignment in accordance with Section 11.06 or otherwise pursuant to this Agreement. (iv) If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(e), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the applicable Overnight Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Revolving Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(e)(iv) shall be conclusive absent manifest error. (f) Reimbursement. If the L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the L/C Issuer in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 noon on (i) the Business Day that the Borrower receives notice of such L/C Disbursement in the currency in which such L/C Disbursement was made (or, if requested by the L/C Issuer, in the Dollar Equivalent of the amount of such L/C Disbursement), if such notice is received prior to 10:00 a.m. or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such L/C Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 or Section 2.04 that such payment be financed with a Borrowing of Base Rate Loans or Swing Line Loan in the Dollar Equivalent of the amount of such L/C Disbursement and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing of Base Rate Loans or Swing Line Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the Dollar Equivalent of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof (the “Unreimbursed Amount”) and such Lender’s Applicable Percentage thereof. Promptly upon receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the Unreimbursed Amount pursuant to Section 2.03(e)(ii), subject to the amount of the unutilized portion of the aggregate Revolving Commitments. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the

55 ACTIVE 716195509v10 lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (g) Obligations Absolute. The Borrower’s obligation to reimburse L/C Disbursements as provided in Section 2.03(f) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of: (i) any lack of validity or enforceability of this Agreement, any other Loan Document or any Letter of Credit, or any term or provision herein or therein; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (vii) any payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (viii) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or (ix) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.

56 ACTIVE 716195509v10 (h) Examination. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (i) Liability. None of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the L/C Issuer or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination, and that: (i) the L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation; (ii) the L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non- documentary condition in such Letter of Credit; (iii) the L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (iv) this sentence shall establish the standard of care to be exercised by the L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing). Without limiting the foregoing, none of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of (A) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (B) the L/C Issuer declining to take-up documents and make payment, (C) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor, (D) following a Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (E) the L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to the L/C Issuer.

57 ACTIVE 716195509v10 (j) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued by it (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (k) Benefits. The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer. (l) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage, in Dollars, a letter of credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily maximum amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on (A) the first Business Day after the end of each May, August, November and February, commencing with the first such date to occur after the issuance of such Letter of Credit, (B) on the Letter of Credit Expiration Date and (C) thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (m) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee (i) with respect to each commercial Letter of Credit, equal to the percentage separately agreed upon between the Borrower and the L/C Issuer times the Dollar Equivalent of the maximum stated amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Borrower and the L/C Issuer, computed on the Dollar Equivalent of the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the Dollar Equivalent of the actual daily maximum amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable no later than the last Business Day of each May, August, November and February, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily

58 ACTIVE 716195509v10 amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (n) Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by Applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. The L/C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if the L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the L/C Issuer and the Lenders with respect to any such L/C Disbursement. (o) Interim Interest. If the L/C Issuer for any Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Base Rate Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursuant to clause (f) of this Section 2.03, then Section 2.08(b) shall apply. Interest accrued pursuant to this clause (o) shall be for account of the L/C Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to clause (f) of this Section 2.03 to reimburse the L/C Issuer shall be for account of such Lender to the extent of such payment. (p) Replacement of the L/C Issuer. The L/C Issuer may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.03(m). From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of the L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (q) Cash Collateralization. (i) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with L/C Obligations representing at least 66-2/3% of the total L/C Obligations) demanding the deposit of Cash Collateral pursuant to this clause (q), the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent (the “Collateral Account”) an amount in cash equal to 102% of the total L/C Obligations as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such Cash Collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand

59 ACTIVE 716195509v10 or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (f) of Section 8.01. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or clause (d) of this Section 2.03, if any L/C Obligations remain outstanding after the expiration date specified in said clause (d), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to 102% of such L/C Obligations as of such date plus any accrued and unpaid interest thereon. (ii) The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse the L/C Issuer for L/C Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Obligations representing 66-2/3% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (r) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse, indemnify and compensate the L/C Issuer hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issues solely for the account of the Borrower. The Borrower and Limited irrevocably waive any and all defenses that might otherwise be available to them as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower and Limited hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower and Limited, and that the Borrower’s and Limited’s business derives substantial benefits from the businesses of such Subsidiaries. (s) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, shall, subject to the terms of any Autoborrow Agreement, make loans to the Borrower (each such loan, a “Swing Line Loan”). Each such Swing Line Loan may be made, subject to the terms and conditions set forth herein and in any Autoborrow Agreement then in effect, to the Borrower, in Dollars, from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided, however, that (i) after giving effect to any Swing Line Loan, (A) the Total Revolving Outstandings shall not exceed the Revolving Facility at such time, (B) the Revolving Exposure of any Revolving Lender at such time shall not exceed such Lender’s Revolving Commitment and (C) the aggregate

60 ACTIVE 716195509v10 amount of all Swing Line Loans outstanding shall not exceed the Swing Line Commitment of the Swing Line Lender, (ii) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (iii) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate plus the Applicable Rate; provided, however, that if an Autoborrow Agreement is in effect, the Swing Line Lender may, at its discretion, provide for an alternate rate of interest on Swing Line Loans under the Autoborrow Agreement with respect to any Swing Line Loans for which the Swing Line Lender has not requested that the Revolving Lenders fund Revolving Loans to refinance, or to purchase and fund risk participations in, such Swing Line Loans pursuant to Section 2.04(c). Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Applicable Revolving Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. (i) Other than a Swing Line Borrowing made pursuant to the Autoborrow Agreement, each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by: (ii) telephone or (iii) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (A) the amount to be borrowed, which shall be a minimum of $100,000, and (B) the requested date of the Borrowing (which shall be a Business Day). Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (1) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (2) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in Same Day Funds. (ii) In order to facilitate the borrowing of Swing Line Loans, the Borrower and the Swing Line Lender may mutually agree to, and are hereby authorized to, enter into an Autoborrow Agreement in form and substance satisfactory to the Administrative Agent and the Swing Line Lender (the “Autoborrow Agreement”) providing for the automatic advance by the Swing Line Lender of Swing Line Loans under the conditions set forth in such agreement, which shall be in addition to the conditions set forth herein. At any time an Autoborrow Agreement is in effect, the requirements for Swing Line Borrowings set forth in the immediately preceding paragraph shall not apply, and all Swing Line Borrowings shall be made in accordance with the Autoborrow Agreement; provided that

61 ACTIVE 716195509v10 any automatic advance made by Bank of America in reliance of the Autoborrow Agreement shall be deemed a Swing Line Loan as of the time such automatic advance is made notwithstanding any provision in the Autoborrow Agreement to the contrary. For purposes of determining the Total Revolving Outstandings at any time during which an Autoborrow Agreement is in effect (other than for purposes of calculating Revolving Commitment Fees), the Outstanding Amount of all Swing Line Loans shall be deemed to be the amount of the Swing Line Sublimit. For purposes of any Swing Line Borrowing pursuant to the Autoborrow Agreement, all references to Bank of America in the Autoborrow Agreement shall be deemed to be a reference to Bank of America, in its capacity as Swing Line Lender hereunder. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Revolving Percentage of the amount specified in such Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) Notwithstanding anything to the contrary in the foregoing, if for any reason any Swing Line Loan cannot be refinanced by such a Revolving Borrowing in accordance with Section 2.04(c)(i) (including, without limitation, the failure to satisfy the conditions set forth in Section 4.02), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the principal amount so paid shall constitute such Revolving Lender’s

62 ACTIVE 716195509v10 Revolving Loan included in the relevant Revolving Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c)(iii) shall be conclusive absent manifest error. (iv) Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Applicable Revolving Percentage thereof in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Applicable Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Applicable Revolving Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.05 Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Loans in whole or in part without premium or penalty subject to Section 3.05; provided that, unless otherwise

63 ACTIVE 716195509v10 agreed by the Administrative Agent, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) two (2) Business Days prior to any date of prepayment of Term SOFR Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof in the inverse order of maturity. Subject to Section 2.16, each such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. (ii) At any time the Autoborrow Agreement is not in effect, the Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Swing Line Lender, (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess hereof (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (b) Mandatory. If for any reason the Total Revolving Outstandings at any time exceed the Revolving Facility at such time, the Borrower shall immediately prepay Revolving Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that, subject to the provisions of Section 2.15(a), the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless, after the prepayment in full of the Revolving Loans and Swing Line Loans, the Total Revolving Outstandings exceed the Revolving Facility at such time. Except as otherwise provided in Section 2.16, prepayments of the Revolving Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied to the outstanding Revolving Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party or any Defaulting Lender that has provided Cash Collateral) to reimburse the L/C Issuer or the Revolving Lenders, as applicable. Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.05(b) shall be applied first to Base Rate Loans and then to Term SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

64 ACTIVE 716195509v10 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Delayed Draw Term Commitments, the Revolving Facility, the Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Delayed Draw Term Commitments, the Revolving Facility, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Revolving Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Revolving Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit. Any notice delivered by the Borrower pursuant to this Section 2.06(a) may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (b) Mandatory. (i) The aggregate Initial Term Commitments shall be automatically and permanently reduced to zero on the date of the Initial Term Loans. The Delayed Draw Term Commitments of each Delayed Draw Term Lender shall (A) be permanently reduced in an amount equal to the Delayed Draw Term Loan made by such Delayed Draw Term Lender on each Delayed Draw Funding Date and (B) terminate in their entirety on the Delayed Draw Termination Date. (ii) If after giving effect to any reduction or termination of Revolving Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit, the Revolving Facility or the aggregate Delayed Draw Term Commitments under this Section 2.06. Any reduction of the Revolving Facility shall be applied to the Revolving Commitment of each Revolving Lender according to its Applicable Revolving Percentage of such reduction. All fees in respect of the Revolving Facility accrued until the effective date of any termination of the Revolving Facility shall be paid on the effective date of such termination. Upon any reduction of the aggregate Delayed Draw Term Commitments, the Delayed Draw Term Commitment of each Delayed Draw Term Lender shall be reduced by such Lender’s Applicable Percentage of such reduction. All fees in respect of the Delayed Draw Term Facility accrued until the effective date of any termination of the aggregate Delayed Draw Term Commitments shall be paid on the effective date of such termination. 2.07 Repayment of Loans. (a) Revolving Loans. The Borrower shall repay to the Revolving Lenders on the Maturity Date for the Revolving Facility the aggregate principal amount of all Revolving Loans outstanding on such date.

65 ACTIVE 716195509v10 (b) Swing Line Loans. At any time the Autoborrow Agreement is in effect, the Swing Line Loans shall be repaid in accordance with the terms of the Autoborrow Agreement. At any time the Autoborrow Agreement is not in effect, the Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Facility. (c) Term Loans. (i) Initial Term Loans. Subject to adjustment as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05(a) solely to the extent of any such amounts applied to the prepayment of Initial Term Loans, the Initial Term Loans shall be due and payable, and the Borrower shall repay to the Initial Term Lenders quarterly on the last Business Day of each month of February, May, August and November occurring until the Maturity Date with respect to the Initial Term Facility, commencing with the first such payment date on May 30, 2024 (each such date, an “Initial Term Loan Repayment Date”), an aggregate principal amount equal to the Applicable Amortization Percentage of the original principal amount of all Initial Term Loans made by all Initial Term Lenders under Section 2.01(a)(i) (which payments shall be reduced as a result of the application of prepayments made in accordance with Section 2.05) or, if less, the entire principal of the Initial Term Loans then outstanding, unless accelerated sooner pursuant to Section 8.02; provided, however, that (i) the final principal repayment installment of the Initial Term Loans shall be repaid on the Maturity Date for the Initial Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Initial Term Loans outstanding on such date, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on Term SOFR Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on a Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day. (ii) Delayed Draw Term Loans. Subject to adjustment as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05(a) solely to the extent of any such amounts applied to the prepayment of Delayed Draw Term Loans, the Delayed Draw Term Loans shall be due and payable, and the Borrower shall repay to the Delayed Draw Term Lenders quarterly on the last Business Day of each month of February, May, August and November occurring until the Maturity Date with respect to the Delayed Draw Term Facility, commencing on the last Business Day of the first full fiscal quarter following the Delayed Draw Termination Date (each such date, a “Delayed Draw Term Loan Repayment Date”), an aggregate principal amount equal to the Applicable Amortization Percentage of the original principal amount of all Delayed Draw Term Loans made by all Delayed Draw Term Lenders under Section 2.01(a)(ii) (which payments shall be reduced as a result of the application of prepayments made in accordance with Section 2.05) or, if less, the entire principal of the Delayed Draw Term Loans then outstanding, unless accelerated sooner pursuant to Section 8.02; provided, however, that (i) the final principal repayment installment of the Delayed Draw Term Loans shall be repaid on the Maturity Date for the Delayed Draw Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Delayed Draw Term Loans outstanding on such date, (ii) if any principal repayment installment to be

66 ACTIVE 716195509v10 made by the Borrower (other than principal repayment installments on Term SOFR Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on a Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day. 2.08 Interest and Default Rate. (a) Interest. Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable Borrowing date at a rate per annum equal to the lesser of (y) the Highest Lawful Rate and (z) Term SOFR for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the lesser of (y) the Highest Lawful Rate and (z) the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the lesser of (y) the Highest Lawful Rate and (z) the Base Rate plus the Applicable Rate for the Revolving Facility, or, if an Autoborrow Agreement is in effect, at a rate per annum provided by the Swing Line Lender. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement. (b) Default Rate. (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the lesser of (y) the Highest Lawful Rate and (z) the Default Rate, to the fullest extent permitted by Applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the lesser of (y) the Highest Lawful Rate and (z) the Default Rate, to the fullest extent permitted by Applicable Laws. (iii) Upon the request of the Required Lenders, while any Event of Default exists (including a payment default), all outstanding Obligations (including Letter of Credit Fees) may accrue at a fluctuating interest rate per annum at all times equal to the lesser of (y) the Highest Lawful Rate and (z) the Default Rate to the fullest extent permitted by Applicable Laws. (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest Payments. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.

67 ACTIVE 716195509v10 Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in clauses (l) and (m) of Section 2.03: (a) Revolving Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage, a commitment fee (the “Revolving Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which the Revolving Facility exceeds the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.16. For the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Revolving Facility for purposes of determining the Revolving Commitment Fee. The Revolving Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each May, August, November and February, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The Revolving Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Delayed Draw Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Delayed Draw Term Lender in accordance with its Applicable Percentage, a commitment fee (the “Delayed Draw Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which the aggregate Delayed Draw Term Commitments exceeds the Outstanding Amount of Delayed Draw Term Loans. The Delayed Draw Commitment Fee shall accrue at all times from the Closing Date to the Delayed Draw Termination Date, including at any time during which one (1) or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each of each May, August, November and February, commencing with the first such date to occur after the Closing Date, and on the Delayed Draw Termination Date. The Delayed Draw Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (c) Other Fees. (i) The Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

68 ACTIVE 716195509v10 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Subject to Section 11.09, all other computations of fees and interest shall be made on the basis of a three hundred sixty (360) day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) Financial Statement Adjustments or Restatements. If, as a result of any restatement of or other adjustment to the financial statements of Limited and its Subsidiaries or for any other reason, the Borrower, Limited, or the Lenders determine that (i) the Net Leverage Ratio as calculated by Limited as of any applicable date was inaccurate and (ii) a proper calculation of the Net Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This clause (b) shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under any provision of this Agreement to payment of any Obligations hereunder at the Default Rate or under Article VIII. The Borrower’s obligations under this clause (b) shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. 2.11 Evidence of Debt. (a) Maintenance of Accounts. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Maintenance of Records. In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any

69 ACTIVE 716195509v10 Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to the payment of a drawing under a Letter of Credit denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to a drawing under a Letter of Credit denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the L/C Issuer, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds no later than the Applicable Time specified by the Administrative Agent on the dates specified herein. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Subject to Section 2.07(c) and as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any

70 ACTIVE 716195509v10 claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

71 ACTIVE 716195509v10 (g) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing (other than Swing Line Borrowings) shall be made from the Appropriate Lenders, each payment of fees under Section 2.09 and clauses (l) and (m) of Section 2.03 shall be made for account of the Appropriate Lenders, and each termination or reduction of the amount of the Commitments shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Revolving Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Appropriate Lenders. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and sub-participations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub- participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.15, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub-participations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section 2.13 shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may

72 ACTIVE 716195509v10 exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 Increase in Commitments. The Borrower may by written notice to the Administrative Agent elect to request (x) prior to the Maturity Date for the Revolving Facility, an increase to the existing Revolving Commitments (each, an “Incremental Revolving Commitment”) and/or (y) the establishment of one or more new term loan commitments (each, an “Incremental Term Commitment”), by an aggregate amount not in excess of the Incremental Cap; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000, and (ii) the Borrower may make a maximum of five (5) such requests. Each such notice shall specify (i) the date (each, an “Increase Effective Date”) on which the Borrower proposes that the Incremental Facility shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Eligible Assignee to whom the Borrower proposes any portion of such Incremental Facility be allocated and the amounts of such allocations. Each Lender shall notify the Administrative Agent within such time period (i) whether or not it agrees to provide an Incremental Term Commitment, and (ii) whether or not it agrees to provide an Incremental Revolving Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Revolving Percentage of such requested increase, as applicable. Any Lender not responding within such time period shall be deemed to have declined to provide an Incremental Term Commitment or an Incremental Revolving Commitment, as applicable. (a) Conditions. The Incremental Facilities shall become effective as of the Increase Effective Date; provided that: (i) each of the conditions set forth in Section 4.02 shall be satisfied; (ii) subject to Section 1.11, no Default or Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Effective Date; (iii) subject to Section 1.11, the representations and warranties contained in Article V and the other Loan Documents (i) that contain a materiality qualification, are true and correct, on and as of the Increase Effective Date and (ii) that do not contain a materiality qualification, are true and correct in all material respects, on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsection Section 5.05(a) and Section 5.05(b) shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; (iv) the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying as to the matters set forth in Section 2.14(a)(i) – (iii); (v) the Borrower shall make any breakage payments in connection with any adjustment of Revolving Loans pursuant to Section 3.05; and

73 ACTIVE 716195509v10 (vi) upon the reasonable request of any Lender made prior to the Increase Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act. Prior to the Increase Effective Date, to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have provided, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower. (b) Terms of Incremental Loans and Incremental Facilities. The terms and provisions of Loans made pursuant to Incremental Facilities shall be as follows: (i) terms and provisions of Incremental Term Loans shall be, except as otherwise set forth herein or in the Increase Joinder, (including with respect to pricing, rate floors, discounts, fees and optional prepayment provisions) substantially consistent with the Initial Term Loans and in any event not more favorable to the lenders or agent of such Incremental Term Loan than those contained in the Loan Documents (it being understood that Incremental Term Loans may be a part of the Initial Term Loans) and to the extent that the terms and provisions of Incremental Term Loans are not substantially consistent to the Initial Term Loans (except to the extent permitted by clause (iii), (iv) or (v) below) they shall be reasonably satisfactory to the Administrative Agent (it being agreed that any terms contained in such Incremental Term Facility (x) which are applicable only after the then-existing Latest Maturity Date and/or (y) that are more favorable to the lenders or the agent of such Incremental Term Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Term Loans pursuant to the applicable Incremental Facility Amendment), shall in each case be deemed satisfactory to the Administrative Agent); provided that in any event the Incremental Term Loans must comply with clauses (iii), (iv) and (v) below; (ii) the terms and provisions of Revolving Loans made pursuant to new Commitments shall be identical to the Revolving Loans; (iii) the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the then existing Term Loans; (iv) the maturity date of Incremental Term Loans (the “Incremental Term Loan Maturity Date”) shall not be earlier than the then Latest Maturity Date; (v) the Applicable Rate for Incremental Term Loans shall be determined by the Borrower and the Lenders of the Incremental Term Loans. The Incremental Facilities shall be effected by a joinder agreement (the “Increase Joinder”) executed by the Borrower, the Administrative Agent and each Lender making such incremental Commitment, in form and substance reasonably satisfactory to each of them. Notwithstanding the provisions of Section 11.01, the Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.14. In addition, unless otherwise specifically provided herein, all references in Loan Documents to Revolving Loans or Term Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Loans made pursuant to Incremental Revolving Commitments and Incremental Term Loans that are Term Loans, respectively, made pursuant to

74 ACTIVE 716195509v10 this Agreement. This Section 2.14 shall supersede any provisions in Section 2.13 or Section 11.01 to the contrary. (c) Adjustment of Revolving Loans. To the extent the Commitments being increased on the relevant Increase Effective Date are Incremental Revolving Commitments, then each Revolving Lender that is acquiring an Incremental Revolving Commitment on the Increase Effective Date shall make a Revolving Loan, the proceeds of which will be used to prepay the Revolving Loans of the other Revolving Lenders immediately prior to such Increase Effective Date, so that, after giving effect thereto, the Revolving Loans outstanding are held by the Revolving Lenders pro rata based on their Revolving Commitments after giving effect to such Increase Effective Date. If there is a new borrowing of Revolving Loans on such Increase Effective Date, the Revolving Lenders after giving effect to such Increase Effective Date shall make such Revolving Loans in accordance with Section 2.01(b). (d) Making of New Term Loans. On any Increase Effective Date on which new Commitments for Term Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such new Commitment shall make a Term Loan to the Borrower in an amount equal to its new Commitment. (e) Equal and Ratable Benefit. The Loans and Commitments established pursuant to this clause (e) shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty, except that the new Loans may be subordinated in right of payment to the extent set forth in the Increase Joinder. 2.15 Cash Collateral. (a) Obligation to Cash Collateralize. At any time there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or the L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. Additionally, if the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the Letter of Credit Sublimit then in effect, then within two (2) Business Days after receipt of such notice, the Borrower shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to Section 2.16(a)(v), after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The

75 ACTIVE 716195509v10 Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.05, 2.16 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Revolving Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the good faith determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (A) Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or an Event of Default (and following application as provided in this Section 2.15 may otherwise be applied in accordance with Section 8.03) and (B) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.16 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” “Required Revolving Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or the Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit

76 ACTIVE 716195509v10 issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15. (C) Defaulting Lender Fees. With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non- Defaulting Lender pursuant to clause (iv) below, (2) pay to the L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Revolving Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such

77 ACTIVE 716195509v10 Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Applicable Law, (A) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (B) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.15. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Revolving Commitments (without giving effect to Section 2.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Line Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) the L/C Issuer shall not be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.17 Sustainability Adjustments. (a) ESG Amendment. On or prior to the date which is twelve (12) months following the Closing Date, the Borrower, in consultation with the Sustainability Coordinator, shall be entitled to establish specified Key Performance Indicators (“KPI’s”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Borrower and its Subsidiaries. The Sustainability Coordinator, the Borrower and the Administrative Agent may amend this Agreement (such amendment, the “ESG Amendment”) solely for the purpose of incorporating the KPI’s and other related provisions (the “ESG Pricing Provisions”) into this Agreement, and any such amendment (including provisions with respect to the reporting and validation of the measurement of the proposed KPI’s) shall become effective with the written consent of the Required Lenders, the Borrower, the Administrative Agent and the Sustainability Coordinator. Upon effectiveness of any such ESG Amendment, based on the Borrower’s performance against the KPI’s, certain adjustments (increase, decrease or no adjustment) to the otherwise applicable Commitment Fee, Applicable Rate for Base Rate Loans, and Applicable Rate for Term SOFR Loans will be made; provided that the amount of such adjustments shall not exceed (x) a 0.010% increase and/or decrease in the otherwise applicable Commitment Fee and (y) a 0.075% increase and/or decrease

78 ACTIVE 716195509v10 in the aggregate for all such increases or decreases in the otherwise applicable Applicable Rate for Term SOFR Loans and Letter of Credit Fees and the Applicable Rate for Base Rate Loans, and the adjustments to the Applicable Rate for Base Rate Loans shall be the same amount, in basis points, as the adjustments to the Applicable Rate for Term SOFR Loans; provided further that (i) in no event shall the applicable Commitment Fee, Applicable Rate for Base Rate Loans, and Applicable Rate for Term SOFR Loans be less than zero and (ii) such adjustments shall be made on a per annum basis, and shall not be cumulative from year to year. The pricing adjustments pursuant to the KPI’s will require, among other things, reporting and validation of the measurement of the KPI’s in a manner that is aligned with the Sustainability Linked Loan Principles and is to be agreed between the Borrower and the Sustainability Coordinator (each acting reasonably), including the appointment of a Sustainability Assurance Provider. Following the effectiveness of the ESG Amendment, any modification to the ESG Pricing Provisions shall be subject only to the consent of the Borrower and the Required Lenders if such modification does not have the effect of reducing the applicable Commitment Fee, Applicable Rate for Base Rate Loans, or Applicable Rate for Term SOFR Loans to a level not otherwise permitted by this paragraph (it being understood that any such modification having the effect of reducing the applicable Commitment Fee, Applicable Rate for Base Rate Loans or Applicable Rate for Term SOFR Loans to a level not otherwise permitted by this paragraph would require approval by all affected Lenders in accordance with Section 11.01). (b) Sustainability Coordinator. The Sustainability Coordinator will (i) assist the Borrower in determining the ESG Pricing Provisions in connection with the ESG Amendment and (ii) assist the Borrower in preparing informational materials focused on ESG to be used in connection with the ESG Amendment. (c) Conflicting Provisions. This Section shall supersede any provisions in Section 11.01 to the contrary. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA and the term “Lender” includes any L/C Issuer. (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Laws. If any Applicable Laws (as determined in the good faith discretion of an applicable withholding agent) require the deduction or withholding of any Tax from any such payment by the applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

79 ACTIVE 716195509v10 (d) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Loan Parties shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(d)(ii) below. (ii) Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (d)(ii). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority, as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably

80 ACTIVE 716195509v10 requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W–9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W–8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H–1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W–8BEN–E (or W–8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W–8IMY, accompanied by IRS Form W– 8ECI, IRS Form W–8BEN–E (or W–8BEN, as applicable), a U.S. Tax

81 ACTIVE 716195509v10 Compliance Certificate substantially in the form of Exhibit H–2 or Exhibit H–3, IRS Form W–9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H–4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this clause (f)(ii)(D) and clause (f)(iv) below, “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (iv) For purposes of determining withholding Taxes imposed under FATCA, from and after the Closing Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471–2(b)(2)(i). (g) Treatment of Certain Refunds. Unless required by Applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been

82 ACTIVE 716195509v10 indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this clause (g) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (g) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations under any Loan Document. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon SOFR or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (i) any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loan and (B) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Term SOFR Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error)

83 ACTIVE 716195509v10 that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under clause (i) of Section 3.03(b) or the Scheduled Unavailability Date has occurred or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period. (b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, but without limiting Sections 3.03(a) and (b) above, if the Administrative Agent determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under

84 ACTIVE 716195509v10 any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a quarterly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero%, the Successor Rate will be deemed to be zero% for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. (c) For purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall:

85 ACTIVE 716195509v10 (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or Term SOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in clause (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of

86 ACTIVE 716195509v10 such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; (c) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13; or (d) any failure by the Borrower to make payment of any drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. Notwithstanding anything in this Section 3.05 to the contrary, each of the Lenders hereby waives any and all amounts that would be payable under this Section 3.05 as a result of (x) during the first thirty (30) period following the Closing Date, any prepayment or continuation of any Term SOFR Revolving Loan on a day other than the last day of the Interest Period for such Loan, and (y) during the first thirty (30) period following the Closing Date, any continuation of any Term SOFR Initial Term Loan made on a day other than the last day of the Interest Period for such Loan. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender or the L/C Issuer, as applicable, shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

87 ACTIVE 716195509v10 (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a) within 15 Business Days after the date of the Borrower’s request to such Lender pursuant to this Section 3.06, the Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) The Administrative Agent's receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders: (i) executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower; (ii) a Revolving Note executed by the Borrower in favor of each Lender requesting a Revolving Note; (iii) a Term Note executed by the Borrower in favor of each Lender requesting a Term Note; (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (vi) a favorable opinion of Baker & McKenzie LLP, counsel to the Loan Parties, Clarke Gittens & Farmer, special Barbados counsel for HOT-Barbados, Conyers, Dill & Pearman Limited, special Bermuda counsel for Limited, C&C Lawyers & Notaries, special Macau counsel for Helen of Troy Macao Limited, and Lawson & Weitzen, LLP, special Massachusetts counsel for Kaz USA, Inc. and Kaz Canada, Inc., and special Colorado counsel for Osprey Packs, Inc., each addressed to the Administrative Agent and

88 ACTIVE 716195509v10 each Lender, as to such matters concerning the applicable Loan Parties and the Loan Documents as the Required Lenders may reasonably request; (vii) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; (viii) a certificate signed by a Responsible Officer of Limited certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; (C) a pro forma calculation of the Leverage Ratio (after giving effect to the initial Credit Extension) as of the last day of the fiscal quarter of Limited ended as of November 30, 2023 and (D) the absence of any action, suit, investigation or proceeding pending, or, to the knowledge of the Loan Parties, threatened, in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect; (ix) evidence that all Indebtedness incurred pursuant to the Existing Credit Agreement (other than the Existing Letters of Credit) shall have been repaid in full (or shall be repaid substantially contemporaneously with the initial funding of Loans on the Closing Date) and all commitments in connection therewith shall have terminated; (x) projections for Limited and its Subsidiaries for the five years following the Closing Date; (xi) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require. (b) (i) Upon the reasonable request of any Lender made at least seven (7) days prior to the Closing Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable "know your customer" and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) days prior to the Closing Date and (ii) at least three (3) days prior to the Closing Date, any Loan Party that qualifies as a "legal entity customer" under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. (c) Any fees required to be paid on or before the Closing Date shall have been paid. (d) Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

89 ACTIVE 716195509v10 (e) The Administrative Agent shall have received a Loan Notice with respect to the Loans to be made on the Closing Date. Without limiting the generality of the provisions of Section 9.03(c), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to all Credit Extensions. The obligation of each Lender and the L/C Issuer to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Loans) is subject to the following conditions precedent: (a) Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the date of such Credit Extension and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively. (b) Default. No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) Request for Credit Extension. The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender, if no Autoborrow Agreement is then in effect, shall have received a Request for Credit Extension in accordance with the requirements hereof. (d) Alternative Currency. In the case of a Letter of Credit to be denominated in an Alternative Currency, such currency remains an Eligible Currency. Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans) submitted by the Borrower and each Swing Line Borrowing pursuant to an Autoborrow Agreement shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES Limited and the Borrower each represent and warrant to the Administrative Agent and the Lenders, as of the date made or deemed made, that: 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite

90 ACTIVE 716195509v10 governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. Each Loan Party and each of its Subsidiaries is in compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms subject as to enforcement to any Debtor Relief Laws and general equitable principles. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of Limited and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, as required to be disclosed in an audited balance sheet (or the notes thereto) prepared in accordance with GAAP, of Limited and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b) The unaudited consolidated balance sheet of Limited and its Subsidiaries dated November 30, 2023, and the related consolidated statements of income or operations, shareholders' equity, and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of Limited and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

91 ACTIVE 716195509v10 (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had, and continues to have, or could reasonably be expected to have a Material Adverse Effect. (d) The consolidated forecasted balance sheet and statements of income and cash flows of Limited and its Subsidiaries (collectively, the “Financial Projections”) delivered prior to the Closing Date were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, in all material respects Limited's best estimate of its future financial performance. Nothing in this clause (d) shall be deemed to constitute an assurance by Limited or its Subsidiaries that they will meet the results contained in the Financial Projections. (e) As of the Closing Date, neither Limited nor any of its Subsidiaries has any Off- Balance Sheet Liabilities. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Limited after due and diligent investigation prior to the Closing Date, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against Limited or any of its Subsidiaries or against any of their properties or revenues that (a) could reasonably affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. Neither Limited nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation (including any License) that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of Limited and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01. 5.09 Environmental Compliance. Limited and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof Limited has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10 Insurance. The properties of Limited and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Limited, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Limited or the applicable Subsidiary operates. 5.11 Taxes. Limited and its Subsidiaries have filed all federal and other material state or other tax returns and reports required to be filed, and have paid all material amounts with respect to federal and material state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Limited or any of its

92 ACTIVE 716195509v10 Subsidiaries that would, if made, have a Material Adverse Effect. As of the Closing Date, neither Limited nor any of its Subsidiaries thereof is party to any tax sharing agreement. 5.12 ERISA Compliance. (a) Each Plan (other than any Multiemployer Plan) is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Multiemployer Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws, except for any non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the knowledge of Limited and the Borrower, nothing has occurred that would prevent or reasonably be expected to cause the loss of such tax-qualified status. (b) There are no pending or, to the knowledge of Limited and the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan (other than any Multiemployer Plan) that could reasonably be expected to have a Material Adverse Effect. To the knowledge of Limited and the Borrower, there are no pending or threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained by the Borrower or any ERISA Affiliate; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan, except in each case with respect to clauses (i) through (vi) above where the occurrence or existence thereof could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (i) on the Closing Date, those listed on Schedule 5.12(d) hereto and (ii) thereafter, Pension Plans not otherwise prohibited by this Agreement. (e) The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise)

93 ACTIVE 716195509v10 of one or more Benefit Plans with the Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement. 5.13 Subsidiaries; Equity Interests; Loan Parties. As of the Closing Date, Limited has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens. As of the Closing Date, Limited and its Subsidiaries have no equity investments in any other corporation or entity (other than a Subsidiary) other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in the Borrower has been validly issued and are fully paid and non- assessable. As of the Closing Date, Part (a) of Schedule 5.13 sets forth as to each Subsidiary of Limited the percentage of shares or interests of each class of its Equity Interests owned by Limited and each other Subsidiary. 5.14 Margin Regulations; Investment Company Act. (a) Margin Regulations. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than twenty-five percent (25%) of the value of the assets (either of Limited only or of Limited and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between Limited, the Borrower or any of its Subsidiaries and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock. (b) Investment Company Act. Neither Limited, the Borrower nor any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.15 Disclosure. Limited and the Borrower have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which they or any of their Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of delivery thereof. 5.16 Compliance with Laws. Each of Limited and each Subsidiary thereof is in compliance with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.17 Intellectual Property; Licenses, Etc. Limited and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for

94 ACTIVE 716195509v10 the operation of their respective businesses, without conflict with the rights of any other Person, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Limited or any Subsidiary infringes upon any rights held by any other Person, except to the extent that such infringement could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of Limited, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.18 Solvency. Limited and its Subsidiaries, on a consolidated basis, are Solvent. The Loan Parties, taken together as a whole, are Solvent. 5.19 Sanctions Concerns and Anti-Corruption Laws. (a) Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, or controlled Affiliate thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (i) currently the subject or target of any applicable Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. Limited and its Subsidiaries have conducted their businesses in compliance with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions. (b) Anti-Corruption Laws. Limited and its Subsidiaries have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. 5.20 Representations as to Foreign Obligors. (a) Each Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents. (b) The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, or admissibility in evidence of the Applicable Foreign Obligor Documents, subject as to enforcement to any Debtor Relief Laws and general equitable principles. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Applicable Foreign Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor

95 ACTIVE 716195509v10 Documents or any other Loan Document, except for (i) any such filing, registration, recording, execution or notarization as has been made or can be made or is not required to be made until the Applicable Foreign Obligor Document or any other Loan Document is sought to be enforced and (ii) any charge or tax as has been timely paid. (c) There is no material tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, except as has been disclosed to the Administrative Agent. (d) The execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable). 5.21 EEA Financial Institution. No Loan Party is an EEA Financial Institution. 5.22 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification most recently provided to each Lender, if applicable, is true and correct in all respects. 5.23 Covered Entities. No Loan Party is a Covered Entity. ARTICLE VI AFFIRMATIVE COVENANTS Limited and the Borrower hereby covenant and agree that on the Closing Date and thereafter until the Facility Termination Date, Limited and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each of their Subsidiaries to: 6.01 Financial Statements. Deliver to the Administrative Agent and each Lender: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Limited (commencing with the fiscal year ended February 29, 2024), a consolidated balance sheet of Limited and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, and consolidated statements of shareholders' equity, and cash flows for such fiscal year, setting forth in each case in comparative consolidated form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of Grant Thornton LLP or such other independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than any such qualification or exception that is solely with respect to, or resulting from (i) the impending maturity of any Indebtedness within the twelve (12) month period following the date of the delivery of such report or opinion, or (ii) any potential inability to satisfy the financial covenants set forth in Section 7.11 on a future date or in a future period) or any qualification or exception as to the scope of such audit and such consolidated statements to be certified by a Responsible Officer of Limited to the effect that such statements are

96 ACTIVE 716195509v10 fairly stated in all material respects when considered in relation to the consolidated financial statements of Limited and its Subsidiaries; and (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Limited (commencing with the fiscal quarter ended May 31, 2024), a consolidated balance sheet of Limited and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, and consolidated statements of shareholders’ equity, and cash flows for such fiscal quarter and for the portion of Limited’s fiscal year then ended, setting forth in each case in comparative consolidated form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of Limited as fairly presenting the financial condition, results of operations, shareholders’ equity, and cash flows of Limited and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by a Responsible Officer of Limited to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Limited and its Subsidiaries. As to any information contained in materials furnished pursuant to Section 6.02(c), Limited shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of Limited to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender: (a) Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) commencing with the delivery of the financial statements for the fiscal year ended February 29, 2024, a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller which is a Responsible Officer of Limited. Unless the Administrative Agent or a Lender requests executed originals, delivery of the Compliance Certificate may be by electronic communication including fax or email and shall be deemed to be an original and authentic counterpart thereof for all purposes. (b) Audit Reports; Management Letters; Recommendations. Promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Limited by independent accountants in connection with the accounts or books of Limited or any Subsidiary, or any audit of any of them. (c) Annual Reports; Etc. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Limited, and copies of all annual, regular, periodic and special reports and registration statements which Limited may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; provided that any documents required to be delivered pursuant to this Section 6.02(c) shall be deemed to have been delivered on the date on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website. (d) SEC Notices. Promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency,

97 ACTIVE 716195509v10 in each case that are material to the Borrower or any Loan Party, regarding financial or other operational results of any Loan Party or any Subsidiary thereof. (e) Additional Information. Subject to the Disclosure Exceptions, promptly, such additional information regarding the business, financial, or corporate affairs of Limited or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. (f) Beneficial Ownership. To the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification promptly following any change in the information provided in the Beneficial Ownership Certification delivered to any Lender in relation to such Loan Party that would result in a change to the list of beneficial owners identified in such certification. (g) Anti-Money-Laundering; Beneficial Ownership Regulation. Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation. (h) Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Limited posts such documents, or provides a link thereto on Limited’s website on the Internet at the website address listed on Schedule 1.01(a); or (ii) on which such documents are posted on Limited’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (x) Limited shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (y) Limited shall notify the Administrative Agent and each Lender (by fax transmission or e-mail transmission) of the posting of any such documents and provide to the Administrative Agent by e-mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Limited with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. (i) The Borrower hereby acknowledges that (i) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (A) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (B) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, the Arranger, the L/C

98 ACTIVE 716195509v10 Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (C) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (D) the Administrative Agent and any Affiliate thereof and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” 6.03 Notices. Promptly notify the Administrative Agent and each Lender: (a) of the occurrence of any Default; (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of Limited or any Subsidiary, except to the extent that breach, non- performance or default could not reasonably be expected to have a Material Adverse Effect or result in a Default; (ii) any material dispute, litigation, investigation, proceeding or suspension between Limited or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting Limited or any Subsidiary, including pursuant to any applicable Environmental Laws, in which the amount involved is $10,000,000 or more, which (A) involve the probability of any judgment or liability not adequately covered by insurance or (B) in which injunctive or similar relief is sought, and which could reasonably be expected to have a Material Adverse Effect; (c) of the occurrence of any ERISA Event, which has resulted or could reasonably be expected to result in liability of any Loan Party or any Subsidiary in an aggregate amount in excess of $5,000,000; (d) of any material change in accounting policies or financial reporting practices by any Limited or any Subsidiary thereof, including any determination by Limited or the Borrower referred to in Section 2.10(b); (e) of the execution of any tax sharing agreement by Limited or any of its Subsidiaries, and (f) any change in the Borrower’s U.S. taxpayer identification number set forth on Schedule 1.01(a). Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of Limited setting forth details of the occurrence referred to therein and to the extent applicable, stating what action Limited has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Limited or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except, in each case, to the extent

99 ACTIVE 716195509v10 that failure to pay or discharge any such obligation or liability could not reasonably be expected to have a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non- preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of Limited, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain proper books of record and account, in which full, true and correct entries (in all material respects) in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Limited or such Subsidiary, as the case may be. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants. Before an Event of Default exists, (a) such visits and inspections shall be at such reasonable times during business hours and as often as may be reasonably desired, upon reasonable advance notice to Limited and the Borrower and (b) the Borrower shall pay for the reasonable costs and expenses of the Administrative Agent with respect to no more than one such visit and inspection by the Administrative Agent during any twelve-month period. After an Event of Default exists and is continuing, (a) such visits and inspections may be at any time during normal business hours and without advance notice and (b) the Borrower shall pay the reasonable costs and expenses of all such visits and inspections. Notwithstanding anything to the contrary set forth in this Section 6.10, neither Limited, the Borrower nor any Subsidiary shall be required to disclose or discuss, or permit the inspection, examination or making of extracts of, any records, books, information or other matter (x) that constitutes non-financial trade secrets or non-financial proprietary information, (y) in respect of which disclosure to the Administrative Agent, any Lender or their agents or representatives is then prohibited by applicable law or any binding third-party agreement (not entered into in contemplation hereof) or (z) that

100 ACTIVE 716195509v10 is protected from disclosure by the attorney-client privilege or the attorney work product doctrine (collectively, the “Disclosure Exceptions”). 6.11 Use of Proceeds. Use the proceeds of the Credit Extensions (i) to refinance all Indebtedness outstanding under the Existing Credit Agreement and (ii) for working capital and general corporate purposes permitted hereunder and not in contravention of any Law (including Sanctions Laws, and any applicable Laws of the FRB, including Regulations T, U and X), or of any Loan Document (including Acquisitions and Restricted Payments permitted under the Loan Documents). 6.12 Anti-Corruption Laws; Sanctions. Conduct its business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions and in compliance with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions. 6.13 Post-Closing Matters. Execute and deliver the documents and complete the tasks set forth on Schedule 6.13, in each case within the time limits specified therefor on such Schedule. 6.14 Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Foreign Obligor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect on the legality, validity or enforceability of the Applicable Foreign Obligor Documents. 6.15 Covenant to Guarantee Obligations. (a) Cause any Material Domestic Subsidiary (other than (i) an Excluded Subsidiary or (ii) a merger subsidiary formed in connection with a merger or acquisition, including an Acquisition permitted hereunder, so long as such merger subsidiary is merged out of existence pursuant to and immediately upon the consummation of such transaction) formed or otherwise purchased or acquired after the Closing Date, or which becomes a Subsidiary (other than (x) an Excluded Subsidiary or (y) a merger subsidiary formed in connection with a merger or acquisition, including an Acquisition permitted hereunder, so long as such merger subsidiary is merged out of existence pursuant to and immediately upon the consummation of such transaction) after the Closing Date to promptly (and in any event within thirty (30) days after such Subsidiary is formed or acquired (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) become a Guarantor by way of execution of a Guaranty Supplement. (b) If any other Subsidiary becomes a Material Domestic Subsidiary after the Closing Date, cause such Subsidiary to promptly (and in any event within thirty (30) days after the next following date on which a Compliance Certificate is required to be delivered pursuant to Section 6.02(a) (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)), become a Guarantor by way of execution of a Guaranty Supplement. (c) In connection with the addition of a Guarantor under clauses (a) and (b) above, the Loan Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, (i) such documents of the types referred to in clauses (iv) and (v) of Section 4.01(a), (ii) a favorable opinion of counsel to such Subsidiary located in the jurisdiction of organization of such Subsidiary, in form, content and scope reasonably satisfactory to the Administrative Agent, (iii) other documentation and other evidence as reasonably requested by the Administrative Agent or any Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations and (iv) such other documents or agreements as the Administrative Agent may reasonably request, including without limitation, an updated Schedule 5.13.

101 ACTIVE 716195509v10 ARTICLE VII NEGATIVE COVENANTS Limited and the Borrower hereby covenant and agree that on the Closing Date and thereafter until the Facility Termination Date, Limited and the Borrower shall not, nor shall they permit any of their Subsidiaries to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed from a Subsidiary that is not a Loan Party to a Loan Party, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b); (c) Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance, other social security legislation and similar obligations, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds, performance bonds, customs bonds and other obligations of a like nature incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens, or an existing pledge of a deposit, securing payment of senior debt by an Affiliate or Subsidiary to a foreign financial institution as described in the financial statements delivered pursuant to Section 5.05 or which may be disclosed from time to time by any such party; provided the Indebtedness secured by such Liens does not exceed $20,000,000 in aggregate principal amount; (i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

102 ACTIVE 716195509v10 (j) Liens in favor of a Loan Party; (k) Liens on property of a Person existing at the time such Person is acquired by, merged with or into or consolidated or amalgamated with Limited or a Subsidiary; provided, that such Liens were in existence prior to the contemplation of such acquisition, merger, consolidation or amalgamation and do not extend to any assets other than those of the Person acquired by, merged into or consolidated or amalgamated with Limited or a Subsidiary and, to the extent such Lien secures Indebtedness, the applicable Indebtedness secured by such Lien is permitted under Section 7.03(o); (l) Liens on property existing at the time of acquisition thereof by Limited or a Subsidiary; provided, that such Liens were in existence prior to the contemplation of such acquisition and the applicable Indebtedness secured by such Lien is permitted under Section 7.03(o); (m) Liens securing Indebtedness permitted by Section 7.03(i); (n) Liens existing on the Closing Date against the Investments described in Section 7.02(j); (o) Liens solely on any cash earnest money or escrow deposits made by Limited or a Subsidiary in connection with any letter of intent, purchase agreement or similar agreement relating to an Acquisition permitted hereunder; (p) (i) Liens on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02 to be applied against the purchase price for such Investment, (ii) any encumbrance or restriction (including put and call arrangements) with respect to Equity Interests of any joint venture pursuant to any joint venture agreement only to the extent such encumbrances or restrictions do not secure Indebtedness and (iii) Liens consisting of Contractual Obligations to consummate a Disposition or to not otherwise Dispose of the assets, business or properties subject to such Disposition, in each case, to the extent such Disposition is permitted by Section 7.05 (other than Sections 7.05(e), (f) and (j)) and to the extent that such Liens do not secure monetary obligations to the applicable purchaser, in each case, solely to the extent such Investment (including such joint venture) or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (q) Liens arising from precautionary Uniform Commercial Code financing statement filings or precautionary personal property security financing statements (or substantially equivalent filings outside of the United States) filed in respect of any lease and that do not secure Indebtedness; (r) any option or other agreement to purchase any asset of Limited or any Subsidiary, the purchase, sale or other disposition of which is not prohibited by Section 7.05; (s) Liens arising from the rendering of an interim or final judgment or order against Limited or any Subsidiary that does not give rise to an Event of Default; (t) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods permitted hereunder entered into by Limited or any Subsidiary in the ordinary course of its business and permitted by this Agreement; (u) (i) non-exclusive and exclusive licenses and sublicenses granted by Limited or a Subsidiary, provided such exclusivity applies only to territory and field of use and (ii) leases and subleases (by a Limited or a Subsidiary as lessor or sublessor), in each case of clauses (i) and (ii) not interfering in any material respect with the business of Limited and its Subsidiaries;

103 ACTIVE 716195509v10 (v) Liens encumbering reasonable and customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (w) Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (x) Liens arising by operation of law or contract on insurance policies and the proceeds thereof securing any financing of the premiums with respect thereto permitted under the terms of this Agreement; (y) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to Cash and Cash Equivalents on deposit in one or more accounts maintained by Limited or any of its Subsidiaries with any depository institution, in each case in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing solely the customary amounts owing to such bank with respect to cash management and operating account arrangements; provided, that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (z) Liens on receivables and related assets incurred in connection with Permitted Receivables Financings provided that any such Lien shall only apply to the receivables of Limited or any applicable Subsidiary purported to be transferred to a Receivables Subsidiary or another applicable Person in accordance with the applicable Permitted Receivables Financing and the related assets with respect thereto; and (aa) Liens not otherwise permitted by this Section securing Indebtedness and other obligations permitted under this Agreement, which Indebtedness and other obligations shall not exceed $15,000,000 in the aggregate at any time outstanding; provided such Liens (i) shall not secure Subordinated Indebtedness and (ii) shall not be granted on, or attach to, (1) Licenses, (2) Equity Interests in Material Subsidiaries or (3) material IP Rights. 7.02 Investments. Make any Investments, except: (a) Investments in Cash and Cash Equivalents; (b) advances to officers, directors and employees of the Borrower and Guarantors in an aggregate amount not to exceed $1,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes; (c) Investments of the Borrower in any Guarantor and Investments of any Guarantor in the Borrower or in another Guarantor; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors or other suppliers, vendors and customers (including in connection with the bankruptcy, reorganization or similar proceedings of such Persons or settlement of delinquent accounts and disputes with, account debtors, or other suppliers, vendors and customers), in each case, to the extent reasonably necessary in order to prevent or limit loss; (e) Investments as a result of Acquisitions, if each of the following conditions has been satisfied: (i) immediately before and after giving effect to such Acquisition, (A) no Default shall have occurred and be continuing, (B) the Borrower is in compliance with Section 7.11(b) and

104 ACTIVE 716195509v10 (C) Liquidity will be at least $25,000,000, (ii) such Acquisition shall not be opposed by the board of directors or similar governing body of the Person or assets being acquired and (iii) if the Acquisition results in a Material Domestic Subsidiary, such Subsidiary shall execute and deliver to the Administrative Agent, (x) a Guaranty Supplement, (y) such documents of the types referred to in clauses (iv) and (v) of Section 4.01(a) and (z) a favorable opinion of counsel to such Person located in the jurisdiction of organization of such Person, in form, content and scope reasonably satisfactory to the Administrative Agent, in each case to the extent required by the terms of Section 6.15; (f) Investments that are otherwise permitted by this Agreement, including Section 7.03(j) and Guaranties permitted pursuant to Section 7.03(c) (but subject to the limitation set forth therein); (g) Investments (i) by a Subsidiary (other than a Loan Party) in any other Subsidiary and (ii) by a Loan Party in any Subsidiary that is not a Loan Party in an aggregate amount not to exceed the greater of (1) $59,000,000 and (2) 2.0% of Consolidated Total Assets at any time outstanding; (h) Investments existing on the Closing Date and described on Schedule 5.13 or Schedule 7.02 and Investments consisting of any modification, replacement, renewal, reinvestment or extension of any Investment existing on the Closing Date; provided that the amount of any Investment permitted pursuant to this Section 7.03(h) is not increased from the amount of such Investment on the Closing Date; (i) Investments acquired as a result of the purchase or other acquisition by Limited or any Subsidiary in connection with an Acquisition permitted by this Agreement; provided, that such Investments were not made in contemplation of such Acquisition and were in existence at the time of such Acquisition; (j) promissory notes and other non-cash consideration received by Limited or any Subsidiary in connection with Dispositions permitted by Section 7.05 (other than Sections 7.05(b), (c), (j) and (l)); (k) so long as immediately before and immediately after any such transaction, no Default shall have occurred and be continuing, Investments held by a Subsidiary acquired after the Closing Date or of a Person merged, consolidated or amalgamated with or into Limited or any Subsidiary, in each case in accordance with Section 7.04 after the Closing Date, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, consolidation or amalgamation and were in existence on the date of such acquisition, merger, consolidation or amalgamation; (l) Guarantees of Limited or any Subsidiary in respect of leases (other than Capital Leases) or of other obligations of a Subsidiary that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (m) Investments received in connection with any Disposition permitted by Section 7.05 (other than Sections 7.05(b), (c), (f), (j) and (l)); (n) other Investments by Foreign Subsidiaries in an aggregate amount not to exceed $25,000,000 at any time outstanding; (o) Investments not otherwise permitted to be made pursuant to clauses (a) through (n) above, so long as (i) no Default exists or would result therefrom, (ii) during the First Amendment Relief Period, as of the date of any such Investment, the aggregate amount of all Investments made

105 ACTIVE 716195509v10 pursuant to this clause (o) do not exceed an aggregate amount of $25,000,000 and (iii) after the First Amendment Relief Period, as of the date of any such Investment, the aggregate amount of all Investments made pursuant to this clause (o) do not exceed the greater of (A) $237,000,000 and (B) 15% of Consolidated Net Worth; (p) so long as no Default exists or would result therefrom, Investments relating to any Receivables Subsidiary of Limited organized in connection with a Permitted Receivables Financing that, in the good faith determination of senior management or the Board of Directors of Limited or Borrower, are necessary or advisable to effect such Permitted Receivables Financing; (q) so long as no Default exists or would result therefrom, Investments made in connection with any Permitted Supply Chain Program that, in the good faith determination of senior management or the Board of Directors of Limited or Borrower, are necessary or advisable to effect such Permitted Supply Chain Program; and (r) Investments by Limited in any Permitted Call Spread Transaction and the performance of its obligations thereunder. 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the Closing Date and listed on Schedule 7.03 or permitted hereunder, and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; (c) Guarantees by Limited or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of a Loan Party or any Subsidiary that is not a Loan Party; provided that any Guarantee incurred by a Loan Party of the obligations of a Subsidiary that is not a Loan Party shall be permitted pursuant to Section 7.02(g)(ii); (d) obligations (contingent or otherwise) of Limited or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (e) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations, purchase money obligations for fixed or capital assets and obligations for the construction and improvement of fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that

106 ACTIVE 716195509v10 the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $75,000,000; (f) Indebtedness in respect of Permitted Receivables Financings so long as the aggregate outstanding amount of all Permitted Receivables Financings including receivables and related assets, shall not exceed at any time (i) during the First Amendment Relief Period, $100,000,000 and (ii) after the First Amendment Relief Period, $200,000,000; (g) Intentionally Omitted; (h) Indebtedness of any Loan Party representing deferred compensation to employees or directors of Limited or any Subsidiary incurred in the ordinary course of business; (i) contingent obligations to financial institutions, in each case to the extent in the ordinary course of business and on terms and conditions which are within the general parameters customary in the banking industry, entered into to obtain cash management services or deposit account overdraft protection services or other services in connection with the management or opening of deposit accounts or incurred as a result of endorsement of negotiable instruments for deposit or collection purposes; (j) Indebtedness (other than for borrowed money) that may be deemed to exist pursuant to any guarantees, warranty or contractual service obligations, performance, surety, statutory, appeal, bid, prepayment guarantee, payment (other than payment of Indebtedness) or completion of performance guarantees or similar obligations incurred in the ordinary course of business; (k) Indebtedness in respect of any bankers’ acceptance, bank guarantees, letters of credit, warehouse receipt or similar facilities entered into in the ordinary course of business in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, unemployment insurance or other social security benefit or other similar statutory obligations (other than obligations imposed by ERISA) or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims, in each case in the ordinary course of business; (l) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of its incurrence; (m) Indebtedness consisting of (i) the financing of insurance premiums or self- insurance obligations or (ii) take-or-pay obligations contained in supply agreements, in each case in the ordinary course of business; (n) Indebtedness in the form of purchase price adjustments (including in respect of working capital), earnouts, deferred compensation, indemnification or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with any Acquisitions or other Investments permitted under Section 7.02 or Dispositions permitted under Section 7.05 (other than Sections 7.05(b), (c), (e), (f), (j) and (l)); (o) (i) Indebtedness of any Person that becomes a Subsidiary of Limited (or is merged, consolidated or amalgamated with Limited or a Subsidiary of Limited), or Indebtedness of any Person that is assumed by Limited or any Subsidiary in connection with an acquisition of assets by Limited or such Subsidiary in an Acquisition permitted under Section 7.02; provided that (1) the aggregate principal amount of Indebtedness outstanding under this clause (o) at any time shall not

107 ACTIVE 716195509v10 exceed the greater of (x) $74,000,000 and (y) 2.5% of Consolidated Total Assets; (2) such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged, consolidated or amalgamated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger, consolidation or amalgamation) or such assets being acquired, (3) with respect to any Indebtedness of any Person that becomes a Subsidiary or that is merged, consolidated or amalgamated with or into Limited or a Subsidiary, such Indebtedness is not guaranteed in any respect by Limited or any Subsidiary (other than by any such Person that so becomes a Subsidiary or is the survivor of a merger, consolidation or amalgamation with or into such Person and any of its Subsidiaries), (4) no Default or Event of Default exists or would result therefrom after giving pro forma effect to such Person becoming a Subsidiary (or such merger, consolidation or amalgamation) or such assets being acquired and (5) any refinancings, refundings, renewals or extensions of such Indebtedness described in clause (2) above; provided that (A) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (B) the terms relating to amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; (p) after the First Amendment Relief Period, unsecured Indebtedness (including Permitted Convertible Indebtedness) not otherwise permitted to be incurred pursuant to any of clauses (a) through (o) above and clauses (q) through (s) below provided that (i) the final maturity of such Indebtedness is beyond the Latest Maturity Date in effect at the time of incurrence of such Indebtedness and (ii) no Default exists at the time of incurrence of any such Indebtedness or would result therefrom; (q) Indebtedness not to exceed $20,000,000 at any one time outstanding; provided that at the time of, and after giving effect to, the incurrence of such Indebtedness no Default shall exist; (r) intercompany Indebtedness (i) between Loan Parties, (ii) between Subsidiaries that are not Loan Parties, or (iii) between a Loan Party and a Subsidiary that is not a Loan Party in which the net principal amount thereof, together with all other such Indebtedness between Loan Parties and Subsidiaries that are not Loan Parties incurred in reliance on this Section 7.03(r)(iii) (excluding for purposes of this calculation any Indebtedness owed by a Loan Party to a Subsidiary that is not a Loan Party if such Indebtedness is subject to a subordination agreement in form and substance acceptable to the Administrative Agent), shall not exceed the greater of (1) $59,000,000 and (2) 2.0% of Consolidated Total Assets in aggregate amount at any time outstanding; and (s) obligations of Limited or its Subsidiaries (including Guarantees by Limited or any Subsidiary) in respect of any “supply chain”, structured vendor payable program, payable financing program or other similar financing program provided by a Lender, an Affiliate of a Lender or any other financial institution or financing source for vendors or suppliers of Limited or any Subsidiary pursuant to which trade payables owed to such vendor or supplier are acquired by, or otherwise transferred to, such Lender, such Affiliate of a Lender or such financial institution or financing source, so long as (i) such Indebtedness is unsecured, and (ii) such Indebtedness represents amounts not in excess of those which Limited or any of its Subsidiaries would otherwise have been obligated to pay to its vendor or supplier in respect of the applicable trade payables plus reasonably customary indemnities and expense reimbursements in connection therewith (such financing program, a “Permitted Supply Chain Program”).

108 ACTIVE 716195509v10 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate or amalgamate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) any Subsidiary (other than the Borrower) may merge, consolidate or amalgamate with (i) one of the Loan Parties, provided such Loan Party shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Guarantor is merging, consolidating or amalgamating with another Subsidiary, the Guarantor shall be the continuing or surviving Person; (b) the Borrower may merge, consolidate or amalgamate with one of the Loan Parties or a Subsidiary, provided (i) the Borrower shall be the continuing or surviving Person or (ii) a Domestic Subsidiary shall be the continuing or surviving Person and shall become the Borrower, subject to the consent of the Administrative Agent and each Lender required by Section 11.06(a); (c) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Limited or any Subsidiary; provided that (i) if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor and (ii) if the transferor in such a transaction is the Borrower, then the transferee must be a Domestic Subsidiary that becomes the Borrower, subject to the consent of the Administrative Agent and each Lender required by Section 11.06(a); and (d) Limited or any Subsidiary may make any Acquisition or Disposition permitted by Section 7.02 or 7.05 (other than Section 7.05(f)). 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of surplus, outdated, obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business; (c) Dispositions of (i) Investments descried in clauses (b) – (g) of the definition of Cash and Cash Equivalents and (ii) Other Foreign Investments, in each case, in the ordinary course of business; (d) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (e) Dispositions of property by Limited or any Subsidiary to the Borrower or to a Wholly-Owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor; (f) Dispositions permitted by Section 7.04 (other than Section 7.04(d)); (g) Dispositions of accounts receivable on a non-recourse basis in connection with the compromise, settlement or collection thereof in the ordinary course of business consistent with past practice and not as part of any accounts receivable financing transaction;

109 ACTIVE 716195509v10 (h) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of Limited or any Subsidiary; (i) licenses or sublicenses of intellectual property in the ordinary course of business, to the extent that they do not materially interfere with the business of Limited or any Subsidiary; (j) the abandonment, cancellation, non-renewal or discontinuance of use or maintenance of non-material intellectual property or rights relating thereto that is, in the reasonable good faith judgment of Limited, no longer economically practicable or commercially desirable to maintain or useful in the conduct of its business and not materially disadvantageous to the interests of the Lenders; (k) leases or subleases entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of Limited or any Subsidiary; (l) (i) Dispositions of assets to the extent that such Disposition constitutes an Investment referred to in and permitted by Section 7.02 (other than Sections 7.02(f) and (m)) and (ii) Dispositions of assets to the extent that such Disposition constitute a Restricted Payment referred to in and permitted by Section 7.06; (m) Dispositions of assets (including Equity Interests of a Subsidiary) not otherwise permitted in clauses (a) through (k) above provided (i) there exists no Default both before and after giving effect to any such Disposition and (ii) the assets being Disposed of, together with all other assets Disposed of during the period of 12 consecutive months ending on the date of such Disposition generated less than 25% of Consolidated EBITDA determined as of the end of the fiscal year immediately preceding such Disposition; (n) Dispositions of receivables, or participations therein, and related assets pursuant to any Permitted Receivables Financing; provided, however, that any Disposition pursuant to clauses (b), (c), (d), (e), (i), (k) and (m) shall be for fair market value. 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom: (a) each Subsidiary may make Dividends to Limited, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Dividend is being made (or, if not ratably, on a basis more favorable to Limited and the other Loan Parties); (b) Limited and each Subsidiary may declare and make Dividends payable solely in the common stock or other Equity Interests of such Person (other than Disqualified Equity Interests); (c) Limited and each Subsidiary may pay, purchase, redeem or otherwise acquire Equity Interests or Indebtedness issued or incurred by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other Equity Interests (other than Disqualified Equity Interests) or Subordinated Indebtedness; (d) if immediately before and after giving effect to any payment of any cash Dividends or Treasury Stock Purchases (i) the Leverage Ratio on a pro forma basis is not greater than 3.25 to

110 ACTIVE 716195509v10 1.00, and (ii) Liquidity will be at least $25,000,000, Limited may declare or pay cash Dividends to its stockholders and make Treasury Stock Purchases; provided, however, nothing in this clause (d) shall prohibit or restrict Treasury Stock Purchases made pursuant to Limited’s employee or director equity award plans; (e) Limited and each Subsidiary may purchase their common stock or other Equity Interests from present or former officers or employees of Limited or any Subsidiary upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this Section 7.06(e) after the Closing Date (net of any proceeds received by Limited or any such Subsidiary after the Closing Date in connection with resales of any common stock or other Equity Interest so purchased) shall not exceed $20,000,000 per fiscal year (with unused amounts in any fiscal year being carried over for one fiscal year); provided that such carried over amount shall not be aggregated with any other unused amount with respect to any other fiscal year; (f) Limited and each Subsidiary may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in Limited or any such Subsidiary in connection with the exercise of warrants, options or other securities convertible into or exchangeable for capital stock in Limited or such Subsidiary; (g) Limited may acquire its capital stock upon the exercise, vesting or settlement of stock options, restricted stock units, restricted stock or other similar awards and agreements for such capital stock of Limited if such capital stock represents a portion of the exercise price of such stock options or in connection with tax withholding obligations arising in connection with the exercise or settlement of such options, restricted stock units or other similar awards and agreements by, or the vesting of restricted capital stock or similar awards held by, any current or former director, officer, employee or consultant of Limited or any Subsidiary, in each case consistent with past practice of Limited; (h) Limited and each Subsidiary may pay any Dividend or consummate any redemption within 60 days after the date of declaration of the Dividend or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the Dividend or redemption payment would have complied with, and was permitted to be made by, another provision of this Section 7.06; (i) Limited and each Subsidiary may make regularly scheduled payments of principal and interest on any Subordinated Indebtedness, provided that any Loan Party or any Subsidiary of a Loan Party may make any payments to another Loan Party or Subsidiary of a Loan Party in respect of intercompany Indebtedness permitted under Section 7.03(r); provided, further, that Limited and its Subsidiaries may make payments to Limited or another Subsidiary to allow it to make the payments referred to in this Section 7.06(i), so long as Limited or such Subsidiary applies the amount of any such payment for such purposes promptly upon receipt thereof; and (j) Limited may (i) enter into any Permitted Call Spread Transaction and (ii) amend, terminate or otherwise settle any Permitted Call Spread Transaction to the extent that any net payment in cash by Limited in consideration therefor is permitted under another clause of this Section 7.06.

111 ACTIVE 716195509v10 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Limited and its Subsidiaries on the date hereof or any business reasonably related, complementary or incidental thereto. 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Limited, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Limited or such Subsidiary as would be obtainable by Limited or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to (a) transactions (i) between or among the Borrower and any Guarantor, (ii) between or among any Guarantors or (iii) between or among Subsidiaries that are not Loan Parties, (b) Restricted Payments permitted by Section 7.06, (c) the payment of customary directors’ fees and reimbursement of reasonable out-of-pocket expenses to, and indemnities provided on behalf of, directors, officers, employees in the ordinary course of business to the extent attributable to the ownership or operation of Limited and its Subsidiaries; (d) any issuance of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Limited’s board of directors in the ordinary course of business, (e) employment and severance arrangements between Limited or any Subsidiary and their respective officers and employees, in each case in the ordinary course of business as determined in good faith by Limited’s board of directors, (f) intercompany transactions undertaken in good faith (as certified by a Responsible Officer) for the purposes of improving the consolidated tax efficiency of Limited and its Subsidiaries on a consolidated basis and not for the purpose of circumventing any covenant set forth in this Agreement so long as any such transactions, taken as a whole, are not materially disadvantageous to the Lenders in the good faith judgment of Limited, (g) Investments permitted by Section 7.02(b) and (h) transactions in connection with any Permitted Receivables Financing. 7.09 Burdensome Agreements. Enter into or be a party to any Contractual Obligation (other than this Agreement and any other Loan Document) that limits the ability (a) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (b) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (c) of Limited or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person. The provisions of this Section 7.09 will not apply to encumbrances or restrictions existing under or by reason of (i) agreements, instruments and documents entered into in connection with Indebtedness permitted under Section 7.03(b), (c), (e), (g), (o), (p) or (q) and any restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such restatements, renewals, increases, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in such Contractual Obligations, (ii) Applicable Law, (iii) customary provisions restricting assignments, subletting, sublicensing, pledging or other transfers contained in leases, subleases, licenses or sublicenses, so long as such restrictions are limited to the property or assets subject to such leases, subleases, licenses or sublicenses, as the case may be, (iv) purchase money obligations permitted under this Agreement that impose restrictions on the property so acquired, (v) any agreement for the Disposition of a Subsidiary or assets of a Subsidiary that restricts distributions, the transfer of, or encumbrances on such assets by that Subsidiary pending its Disposition or any agreement entered into with respect to assets acquired or disposed of in connection with an Acquisition or a Disposition, (vi) Liens securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien, (vii) any agreement (other than an agreement entered into in connection with Indebtedness) in effect at the time any Person becomes a Subsidiary of Limited, so long as such prohibition or limitation applies only to such Subsidiary (and, if applicable, its Subsidiaries) and such agreement was not entered into in contemplation of such Person becoming a Subsidiary of Limited, as such agreement may be amended, restated, supplemented, modified, extended renewed or replaced, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement does not expand in any material respect the scope of any restriction contemplated

112 ACTIVE 716195509v10 by this Section 7.09 contained therein, and (viii) any Permitted Receivables Financing solely with respect to the assets subject to such Permitted Receivables Financing. 7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.11 Financial Covenants. (a) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of Limited to be less than 3.00 to 1.00. (b) Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter of Limited set forth below to be greater than the ratio set forth below opposite such period: Fiscal Quarter Ending Maximum Leverage Ratio November 30, 2025 4.50 to 1.00 February 28, 2026 through August 31, 2026 4.50 to 1.00 November 30, 2026 4.00 to 1.00 February 28, 2027 through May 31, 2027 3.75 to 1.00 August 31, 2027 and each fiscal quarter thereafter 3.50 to 1.00 provided, however, notwithstanding the foregoing, and with the delivery of a Qualified Acquisition Notice, after the First Amendment Relief Period, the Borrower may elect by notice to the Administrative Agent (which notice and election may be made (x) if the Borrower elects the Leverage Holiday (as defined below) to begin in the fiscal quarter in which such Qualified Acquisition is consummated, on or prior to the 30th day after the date of consummation of such Qualified Acquisition or the final closing date with respect to a series of Qualified Acquisitions, and (y) if the Borrower elects the Leverage Holiday to begin in the fiscal quarter immediately succeeding the fiscal quarter in which such Qualified Acquisition is consummated or the final closing date with respect to a series of Qualified Acquisitions, on or prior to the date that the next Compliance Certificate is delivered) that the Leverage Ratio with respect to the last day of the fiscal quarter for which such election is made and with respect to the last day of each of the next succeeding three (3) fiscal quarters of the Borrower shall not exceed 4.50:1.00 (a “Leverage Holiday”). 7.12 Amendments of Subordinated Indebtedness. Change or permit any Subsidiary to change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, any document, instrument or agreement relating to any Subordinated Indebtedness that would result in (a) except as otherwise permitted by Section 7.03(b) and Section 7.03(r), an increase in the principal, interest, overdue interest, fees or other amounts payable under any Subordinated Indebtedness, (b) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any Subordinated Indebtedness (including, without limitation, as a result of any redemption), in each case where such date fixed would result in a payment prior to the Latest Maturity Date, (c) a change in any of the subordination provisions of any Subordinated Indebtedness unless such change is acceptable to Administrative Agent in its sole discretion or (d) any other

113 ACTIVE 716195509v10 change in any term, provision or covenant of any Subordinated Indebtedness that could reasonably be expected to have an adverse effect on the interest of the Lenders. 7.13 Licenses. Assign or otherwise transfer any of the Licenses, in whole or in part, except that Licenses may be transferred to HOT-Barbados or another Loan Party if, and only if, at the time of such transfer no Default exists or would result therefrom. 7.14 Sanctions. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund, finance or facilitate any activities of or business with any Person, that, at the time of such funding, is the subject of Sanctions or is in any Designated Jurisdiction, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of applicable Sanctions. 7.15 Anti-Corruption Laws; AML Laws . Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010; any anti-corruption legislation in other jurisdictions, or any anti-money laundering laws in any applicable jurisdiction. 7.16 Prepayments, Etc. of Subordinated Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy or obligate itself to do so prior to the scheduled maturity thereof in any manner (including by the exercise of any right of setoff), or make any payment, in each case, in violation of the applicable Subordinated Indebtedness Document. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an event of default (each, an “Event of Default”): (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within the earlier of (A) one Business Days’ notice thereof by the Administrative Agent or (B) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within the earlier of (A) one Business Days’ notice thereof by the Administrative Agent or (B) five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) – (d), 6.05, 6.10, 6.11, 7.04, 7.05, 7.06, 7.07, 7.10, 7.11, 7.12, 7.13, 7.14 or 7.15; or (c) Other Defaults. Any Loan Party fails to perform or observe (i) any of Section 7.01, 7.02, 7.03, 7.08 or 7.09 and such failure continues for 15 days or (ii) any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

114 ACTIVE 716195509v10 (e) Cross-Default. (i) Any Loan Party or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $75,000,000 or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party as a result thereof is greater than $75,000,000; provided that this clause (e) shall not apply to any repurchase, prepayment, defeasance, redemption, conversion or settlement with respect to Permitted Convertible Indebtedness pursuant to its terms, or any event that permits such repurchase, prepayment, defeasance, redemption, conversion or settlement, unless such repurchase, prepayment, defeasance, redemption, conversion or settlement, or such relevant event, results from a default thereunder or an event of the type that constitutes an Event of Default; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law seeking liquidation, reorganization or other relief entered into with respect to it, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Subsidiary (i) one or more final judgments or orders for the payment of money by such Loan Party or Subsidiary in an aggregate amount (as to all such judgments and orders) exceeding $75,000,000 (to the extent not paid or covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

115 ACTIVE 716195509v10 (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any Subsidiary under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $75,000,000, or (ii) Limited or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $75,000,000; or (j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations arising under the Loan Documents, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or it is or becomes unlawful for a Loan Party to perform any of its obligations under the Loan Documents; or (k) Change of Control. There occurs any Change of Control; or (l) Licenses. Any License shall expire and not be renewed or shall be otherwise terminated and such expiration, non-renewal or termination could reasonably be expected to have a Material Adverse Effect. Without limiting the provisions of Article IX, if a Default shall have occurred under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by Administrative Agent (with the approval of requisite Appropriate Lenders (in their sole discretion)) as determined in accordance with Section 11.01; and once an Event of Default occurs under the Loan Documents, then such Event of Default will continue to exist until it is expressly waived by the requisite Appropriate Lenders or by the Administrative Agent with the approval of the requisite Appropriate Lenders, as required hereunder in Section 11.01. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, including notice of intent to accelerate and notice of acceleration, all of which are hereby expressly waived by the Borrower; (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or Applicable Law or equity;

116 ACTIVE 716195509v10 provided, however, that upon the occurrence of an event described in Section 8.01(f) with respect to the Borrower, the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. (a) After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02) or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Guaranteed Obligations then due hereunder, any amounts received on account of the Guaranteed Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this Second clause payable to them; Third, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Guaranteed Obligations arising under the Loan Documents, ratably among the Lenders, and the L/C Issuer in proportion to the respective amounts described in this Third clause payable to them; Fourth, to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans, L/C Borrowings and Guaranteed Obligations then owing under the Guaranteed Hedge Agreements and Guaranteed Cash Management Agreements and to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.15, in each case ratably among the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this Fourth clause held by them; and Last, the balance, if any, after all of the Guaranteed Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. (b) Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to the Fourth clause above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Guaranteed Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received

117 ACTIVE 716195509v10 from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Guaranteed Obligations otherwise set forth above in this Section 8.03. (c) Notwithstanding the foregoing, Guaranteed Obligations arising under Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Guaranteed Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto. 9.03 Exculpatory Provisions. (a) The Administrative Agent or the Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or the Arranger, as applicable, and its Related Parties: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

118 ACTIVE 716195509v10 (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or the L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the Administrative Agent, Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein. (b) Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or the L/C Issuer. (c) Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary

119 ACTIVE 716195509v10 from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub- agents. 9.06 Resignation of Administrative Agent. (a) Notice. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) Defaulting Lender. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and with the consent of the Borrower, unless an Event of Default has occurred and is continuing, which consent shall not be unreasonably withheld, appoint a successor, which successor shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) Effect of Resignation or Removal. With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents

120 ACTIVE 716195509v10 (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article XI and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring or removed Administrative Agent was acting as Administrative Agent and (B) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (1) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Guaranteed Parties and (2) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (d) L/C Issuer and Swing Line Lender. Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation as L/C Issuer and Swing Line Lender. If Bank of America resigns as the L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as the L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder and the successor’s acceptance of such appointment (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent, the Arranger and the Other Lenders. Each Lender and the L/C Issuer expressly acknowledges that none of the Administrative Agent nor the Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or the Arranger

121 ACTIVE 716195509v10 hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Arranger, a Lender or the L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim. (a) In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Guaranteed Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(l) and (m), 2.09, 2.10(b) and 11.04) allowed in such judicial proceeding; and

122 ACTIVE 716195509v10 (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 2.10(b) and 11.04. (b) Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Guaranteed Obligations or the rights of any Lender or the L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding. 9.10 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion (other than releases described in clauses (iii) below which shall not be optional or discretionary), (i) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) upon the Facility Termination Date, (B) that is sold or otherwise Disposed of or to be sold or otherwise Disposed of as part of or in connection with any sale or other Disposition permitted hereunder or under any other Loan Document, or (C) if approved, authorized or ratified in writing by the Required Lenders (or such other Lenders as may be required to give consent under Section 11.01); (ii) to release any Subsidiary Guarantor (and any other Subsidiary Guarantor that is a parent of such Guarantor, if such parent’s sole assets are the Equity Interests of such Subsidiary Guarantor) from its obligations under the Guaranty, (A) upon the Facility Termination Date, (B) if such Person ceases to be a Subsidiary as a result of any transaction or series of related transactions permitted under the Loan Documents (as certified in writing delivered to the Administrative Agent by a Responsible Officer of the Borrower), or (C) if approved, authorized or ratified in writing by the Required Lenders (or such other Lenders as may be required to give consent under Section 11.01); and (iii) upon the written request of the Borrower, to release a Subsidiary Guarantor (and any other Subsidiary Guarantor that is a parent of such Guarantor, if such parent’s sole assets are the Equity Interests of such Subsidiary Guarantor) from its obligations under the Guaranty if such Subsidiary Guarantor becomes an Excluded Subsidiary, ceases to be a Material Domestic Subsidiary or the Borrower elects to release a Discretionary Guarantor at any time as a result of a single transaction, agreement or arrangement or series of related transactions, agreements or arrangements not prohibited hereunder provided that, (i) the Borrower shall have delivered to the Administrative Agent (A) a certificate signed by a Responsible Officer of the Borrower certifying that such Domestic Subsidiary is an Excluded Subsidiary or is no longer a Material Domestic Subsidiary or (B) written notice of its election to request the release of a Discretionary Guarantor, as applicable and (ii) no Default or Event of Default has occurred and continuing or would result therefrom, and provided further that (i) no such release of a

123 ACTIVE 716195509v10 Material Domestic Subsidiary as a Guarantor shall occur if such Guarantor continues to be a guarantor in respect of any other Indebtedness having an aggregate principal amount equal to or in excess of $75,000,000, unless and until such Guarantor is (or is being contemporaneously) released from its guarantee with respect to such other Indebtedness and (ii) the release of any Subsidiary Guarantor from its obligations under the Loan Documents solely as a result of such Subsidiary Guarantor becoming an Excluded Subsidiary of the type described in clause (a) of the definition thereof shall only be permitted if such Subsidiary Guarantor becomes such an Excluded Subsidiary pursuant to a transaction, agreement or arrangement with a third party that is not otherwise an Affiliate of Limited and such transaction, agreement or arrangement was not for the primary purpose of releasing the Guarantee of such Subsidiary Guarantor. After giving effect to such election and release of a Discretionary Guarantor, (A) the Indebtedness of such Discretionary Guarantor outstanding upon such election and release will be deemed to constitute Indebtedness of a Subsidiary that is not a Loan Party for purposes of this Agreement and (B) the Investments in such Discretionary Guarantor made by Limited and its Subsidiaries prior to such election and release will be deemed to constitute Investments in a Subsidiary that is not a Loan Party for purposes of this Agreement. (b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to release such Guarantor from its obligations under the Guaranty, in accordance with the terms of the Loan Documents and this Section 9.10. 9.11 Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements. Except as otherwise expressly set forth in any Guaranty, no Cash Management Bank or Hedge Bank that obtains the benefit of the provisions of Section 8.03 or the Guaranty by virtue of the provisions hereof shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Guaranteed Obligations arising under Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Guaranteed Party Designation Notice of such Guaranteed Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Guaranteed Obligations arising under Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements in the case of a Facility Termination Date. 9.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

124 ACTIVE 716195509v10 (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84– 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96– 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.13 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the

125 ACTIVE 716195509v10 Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. ARTICLE X [RESERVED] ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. (a) Subject to Sections 2.14 and 3.03 and the last paragraph of this Section 11.01, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (i) waive any condition set forth in Section 4.01(a) without the written consent of each Lender; (ii) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent in Section 4.02 or the waiver of any Default or a mandatory prepayment shall not constitute an extension or increase any Commitment of any Lender); (iii) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or reduce the amount of, waive or excuse any such payment hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment; (iv) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder, provided that the numerical values specified in the definition of “Applicable Rate” shall not be changed in a manner which would result in a lower Applicable Rate without the consent of each Lender affected thereby;

126 ACTIVE 716195509v10 (v) (A) change Section 2.13 in a manner that would have the effect of altering the ratable reduction of Commitments, pro rata payments or pro rata sharing of payments required hereunder without the written consent of each Lender; (B) amend Section 8.03 without the consent of each Lender, (C) change Section 2.12(g) in a manner that would alter the pro rata application required thereby without the written consent of each Lender directly affected thereby or (D) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation without the written consent of each Lender; (vi) change (i) any provision of this Section 11.01 or the definition of “Required Lenders” or “Required Class Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this clause (a)(vi)), without the written consent of each Lender or (ii) the definitions of “Required Revolving Lenders” or “Required Term Lenders” as each relates to the related Facility (or the constituent definition therein relating to such Facility) without the written consent of each Lender under such Facility; (vii) (i) release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone) or (ii) release Limited (from its obligations as a Guarantor hereunder) without the consent of each Lender; (viii) release the Borrower or permit the Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each Lender; (ix) directly and materially adversely affect the rights of Lenders holding Commitments or Loans of one Class differently from the rights of Lenders holding Commitments or Loans of any other Class without the written consent of the applicable Required Class Lenders; (x) amend Section 1.07 or the definition of “Alternative Currency” without the written consent of each Lender directly affected thereby; and provided, further, that (A) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (D) the Autoborrow Agreement and any fee letters executed in connection therewith may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; (E) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (F) the Administrative Agent, with the consent of the Borrower, may amend, modify or supplement any Loan Document pursuant to Section 2.14 and Section 11.23 without the consent of any Lender or the Required Lenders.

127 ACTIVE 716195509v10 (b) Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (ii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (iii) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders. (c) Notwithstanding anything to the contrary herein, this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. (d) Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. 11.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to Limited, the Borrower or any other Loan Party, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 1.01(a); and (ii) if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other

128 ACTIVE 716195509v10 communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). This Agreement was prepared by: Greenberg Traurig, LLP 2200 Ross Avenue, Suite 5200 Dallas, Texas 75201 Attention: Lou Ann Brunenn Phone: 214-665-3661 E-mail: brunennl@gtlaw.com (b) Electronic Communications. (i) Notices and other communications to the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging, and Internet or intranet websites) pursuant to an electronic communications agreement (or such other procedures approved by the Administrative Agent in its sole discretion); provided that the foregoing shall not apply to notices to any Lender, the Swing Line Lender or the L/C Issuer pursuant to Article II if such Lender, the Swing Line Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. The Administrative Agent, the Swing Line Lender, the L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (B) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (A) and (B), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER

129 ACTIVE 716195509v10 MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Limited, the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of Limited, the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Loan Notices, Letter of Credit Applications, and Swing Line Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. (a) No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each

130 ACTIVE 716195509v10 other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer and other holders of Guaranteed Obligations; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the L/C Issuer or the Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Loan Parties shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (which shall be limited, in the case of legal fees and expenses, to the reasonable and documented fees, charges and disbursements of one primary counsel and, if reasonably necessary, one local counsel in each relevant jurisdiction, in each case, for the Administrative Agent and its Affiliates taken as a whole), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, extension, reinstatement or renewal of any Letter of Credit or any demand for payment thereunder and (iii) all documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (which shall be limited, in the case of legal fees and expenses, to the documented fees, charges and disbursements of one primary counsel and, if reasonably necessary, one local counsel in each relevant jurisdiction, in each case, for the Administrative Agent, the Lenders and the L/C Issuer, taken as a whole, and, in the case of an actual or perceived conflict of interest, one additional counsel to each group of similarly affected parties, taken as a whole), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Loan Parties. THE LOAN PARTIES SHALL INDEMNIFY THE ADMINISTRATIVE AGENT (AND ANY SUB-AGENT THEREOF), EACH LENDER AND THE L/C ISSUER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”)

131 ACTIVE 716195509v10 AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (WHICH SHALL BE LIMITED, IN THE CASE OF LEGAL FEES AND EXPENSES, TO THE DOCUMENTED FEES, CHARGES AND DISBURSEMENTS OF ONE PRIMARY COUNSEL AND, IF REASONABLY NECESSARY, ONE LOCAL COUNSEL IN EACH RELEVANT JURISDICTION, IN EACH CASE, FOR ALL INDEMNITEES TAKEN AS A WHOLE, AND, IN THE CASE OF AN ACTUAL OR PERCEIVED CONFLICT OF INTEREST, ONE ADDITIONAL COUNSEL TO EACH GROUP OF SIMILARLY AFFECTED PARTIES, TAKEN AS A WHOLE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY PERSON (INCLUDING THE BORROWER OR ANY OTHER LOAN PARTY) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY (INCLUDING, WITHOUT LIMITATION, THE INDEMNITEE’S RELIANCE ON ANY COMMUNICATION EXECUTED USING AN ELECTRONIC SIGNATURE, OR IN THE FORM OF AN ELECTRONIC RECORD), THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR, IN THE CASE OF THE ADMINISTRATIVE AGENT (AND ANY SUB-AGENT THEREOF) AND ITS RELATED PARTIES ONLY, THE ADMINISTRATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (INCLUDING IN RESPECT OF ANY MATTERS ADDRESSED IN SECTION 3.01), (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE L/C ISSUER TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED, LEASED OR OPERATED BY A LOAN PARTY OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO A LOAN PARTY OR ANY OF ITS SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE BORROWER OR ANY OTHER LOAN PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (X) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (Y) RESULT FROM A CLAIM BROUGHT BY ANY LOAN PARTY AGAINST AN INDEMNITEE FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, IF THE BORROWER OR SUCH LOAN PARTY HAS OBTAINED A FINAL AND NON-APPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITING THE PROVISIONS OF SECTION 3.01(C), THIS SECTION 11.04(B) SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM.

132 ACTIVE 716195509v10 (c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under clauses (a) or (b) of this Section 11.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.12(d). (d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NO LOAN PARTY SHALL ASSERT, AND EACH LOAN PARTY HEREBY WAIVES, AND ACKNOWLEDGES THAT NO OTHER PERSON SHALL HAVE, ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF. NO INDEMNITEE REFERRED TO IN CLAUSE (B) ABOVE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED TO SUCH UNINTENDED RECIPIENTS BY SUCH INDEMNITEE THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. (e) Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section 11.04 and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as

133 ACTIVE 716195509v10 if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans (including for purposes of this clause (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section 11.06 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (b)(i)(A) of this Section 11.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Facility, or $1,000,000, in the case of any assignment in respect of any

134 ACTIVE 716195509v10 Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned, except that this clause (b)(ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section 11.06 and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender (other than an Affiliate that is a Foreign Lender) or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Term Loan Commitment, any unfunded Delayed Draw Term Commitment or any Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the L/C Issuer and the Swing Line Lender shall be required for any assignment in respect of the Revolving Facility (such consent not to be unreasonably withheld or delayed). (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 (which shall not be charged to any Loan Party); provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural Persons). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to

135 ACTIVE 716195509v10 the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this clause (b)(vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.06(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claims of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d). (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and interest amounts) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (with respect to such Lender’s interest only), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. (i) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and

136 ACTIVE 716195509v10 operated for the primary benefit of one or more natural Persons, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participations. (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 11.06; provided that such Participant (A) shall be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under clause (b) of this Section 11.06 and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and interest amounts) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103–1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

137 ACTIVE 716195509v10 (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Revolving Loans pursuant to clause (b) above, Bank of America may, (i) upon thirty (30) days’ notice to the Administrative Agent, the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. (a) Treatment of Certain Information. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16(c) or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating Limited or its Subsidiaries or the credit facilities provided hereunder or (B) the provider of any Platform or other

138 ACTIVE 716195509v10 electronic delivery service used by the Administrative Agent, the L/C Issuer and/or the Swing Line Lender to deliver Borrower Materials or notices to the Lenders or (viii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (ix) with the consent of the Borrower, (x) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 11.07, (B) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or (C) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section 11.07 or (xi) to credit insurance providers. For purposes of this Section 11.07, “Information” means all information received from Limited or any Subsidiary relating to Limited or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by Limited or any Subsidiary, provided that, in the case of information received from Limited or any Subsidiary after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments. (b) Non-Public Information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (i) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with Applicable Law, including United States federal and state securities Laws. (c) Press Releases. The Loan Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of the Administrative Agent, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event the Loan Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure. (d) Customary Advertising Material. The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, the

139 ACTIVE 716195509v10 L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Guaranteed Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have under Applicable Law. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Highest Lawful Rate. If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Highest Lawful Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. In the event the rate of interest chargeable under this Agreement at any time is greater than the Highest Lawful Rate, the unpaid principal amount of the Loans shall bear interest at the Highest Lawful Rate until the total amount of interest paid or accrued on the Loans equals the amount of interest which would have been paid or accrued on the Loans if the stated rates of interest set forth in this Agreement had at all times been in effect. In the event, upon payment in full of the Obligations and termination of all of the Commitments, the total amount of interest paid or accrued under the terms of this Agreement and the Loans is less than the total amount of interest which would have been paid or accrued if the rates of interest set forth in this Agreement had, at all times, been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Administrative Agent for the account of the Lenders an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged on its Loans if the Highest Lawful Rate had, at all times, been in effect and (B) the amount of interest which would have accrued on its Loans if the rates of interest set forth in this Agreement had at all times been in effect and (ii) the amount of interest actually paid under this Agreement on its Loans. 11.10 Integration; Effectiveness. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns. By executing this Agreement, each Lender party to the Existing Credit Agreement, hereby agrees to waive any costs and expenses incurred pursuant to Section 3.05 of the Existing Credit Agreement as a result of the repayment

140 ACTIVE 716195509v10 of any outstanding Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement on the Closing Date. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligations hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. (a) If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (ii) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Laws; and

141 ACTIVE 716195509v10 (v) in the case of an assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. (b) A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. (c) Each party hereto agrees that (i) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided further that any such documents shall be without recourse to or warranty by the parties thereto. (d) Notwithstanding anything in this Section 11.13 to the contrary, (A) the Lender that acts as the L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to the L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to the L/C Issuer) have been made with respect to such outstanding Letter of Credit and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW. (b) The parties hereto agree that Chapter 345 (other than Section 346.004) of the Texas Finance Code (which regulates certain revolving credit accounts and revolving tri-party accounts) shall not apply to the Loans, L/C Borrowings or the Obligations. (c) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF

142 ACTIVE 716195509v10 THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS (DALLAS DIVISION), AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (d) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 11.14. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (e) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15. 11.16 USA Patriot Act Notice. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107– 56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrower and each other Loan Party and other information that will allow such Lender

143 ACTIVE 716195509v10 or the Administrative Agent, as applicable, to identify the Borrower and each other Loan Party in accordance with the Patriot Act. The Borrower and each other Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. 11.17 [Reserved]. 11.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders and their respective Affiliates are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders and their respective Affiliates, on the other hand, (ii) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent, the Arranger and each Lender and each of their respective Affiliates each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, the Arranger, nor any Lender nor any of their respective Affiliates has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, the Arranger, nor any Lender nor any of their respective Affiliates has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger, the Lenders and their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby. 11.19 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent, the L/C Issuer, the Swing Line Lender, and each Lender (collectively, each a “Credit Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall

144 ACTIVE 716195509v10 be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and (b) upon the request of the Administrative Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Neither the Administrative Agent, L/C Issuer nor Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Credit Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents. 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable:

145 ACTIVE 716195509v10 (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 11.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 11.22 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum

146 ACTIVE 716195509v10 originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under Applicable law). 11.23 Addition of Discretionary Guarantors. From time to time and notwithstanding the provisions of Section 11.01, the Borrower may cause one or more additional Subsidiaries of Limited to become Guarantors (each, a “Discretionary Guarantor”) hereunder by delivering, or causing to be delivered, to the Administrative Agent in respect of each applicable Subsidiary (a) a Guaranty Supplement (the date of each such Guaranty Supplement being referred to herein as a “Joinder Date”, which date shall be at least ten (10) days (or such shorter period of time as agreed to by the Administrative Agent in its reasonable discretion) after the Borrower provides notice to the Administrative Agent of its intention to cause such Subsidiary to become a Guarantor hereunder), (b) such documents of the types referred to in clauses (iv) and (v) of Section 4.01(a) and (c) a favorable opinion of counsel to such Subsidiary located in the jurisdiction of organization of such Subsidiary, in form, content and scope reasonably satisfactory to the Administrative Agent; provided that no Subsidiary may become a Guarantor hereunder pursuant to this Section 11.23 if a Default or Event of Default shall have occurred and be continuing on the applicable Joinder Date, or shall result from the joinder of such Subsidiary as a Guarantor on such Joinder Date and provided further that solely in the case of any such designation of a Foreign Subsidiary as a Discretionary Guarantor (a “Foreign Discretionary Guarantor”), consent of the Administrative Agent shall be required prior to the addition of any Foreign Discretionary Guarantor (it being understood that such consent may be withheld if the Administrative Agent reasonably determines that such Foreign Discretionary Guarantor is organized under the laws of a jurisdiction (x) where the amount and enforceability of the contemplated guarantee that may be entered into by a Person organized in the relevant jurisdiction is materially and adversely limited by applicable law or contractual limitations, or (y) that is the target of any Sanctions). Without limiting the foregoing, if the designation of any additional direct or indirect, Wholly-Owned Subsidiary as a Guarantor hereunder obligates the Administrative Agent or any Lender to comply with “know your customer” or similar regulatory requirements and the information necessary for such compliance is not already available to the Administrative Agent or such Lender, as applicable, the Borrower shall, promptly upon the request of the Administrative Agent or such Lender, as applicable, supply such documentation and other evidence as is reasonably requested by the Administrative Agent or such Lender, as applicable, in order for it to comply with all “know your customer” and/or similar identification procedures required under all applicable Laws. 11.24 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 11.25 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under the Guaranty voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 11.25 shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 11.25 to constitute, and this Section 11.25 shall be deemed to constitute, a guarantee of

147 ACTIVE 716195509v10 the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. 11.26 Releases of Subsidiary Guarantors. (a) A Subsidiary Guarantor (and any other Subsidiary Guarantor that is a parent of such Guarantor, if such parent’s sole assets are the Equity Interests of such Subsidiary Guarantor) shall automatically be released from its obligations under the Guaranty upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary (as certified in writing delivered to the Administrative Agent by a Responsible Officer of the Borrower); provided that, if so required by this Agreement, the Required Lenders (or such other Lenders as may be required to give consent under Section 11.01) shall have consented to such transaction and the terms of such consent shall not have provided otherwise; (b) A Subsidiary Guarantor (and any other Subsidiary Guarantor that is a parent of such Guarantor, if such parent’s sole assets are the Equity Interests of such Subsidiary Guarantor) shall automatically be released from its obligations under the Guaranty if such Subsidiary Guarantor becomes an Excluded Subsidiary, ceases to be a Material Domestic Subsidiary or the Borrower elects to release a Discretionary Guarantor at any time as a result of a single transaction, agreement or arrangement or series of related transactions, agreements or arrangements not prohibited hereunder; provided that, (i) the Borrower shall have delivered to the Administrative Agent (A) a certificate signed by a Responsible Officer of the Borrower certifying that such Domestic Subsidiary is an Excluded Subsidiary or is no longer a Material Domestic Subsidiary or (B) written notice of its election to request the release of a Discretionary Guarantor, as applicable and (ii) no Default or Event of Default has occurred and continuing or would result therefrom, and provided further that (i) no such release of a Material Domestic Subsidiary as a Guarantor shall occur if such Guarantor continues to be a guarantor in respect of any other Indebtedness having an aggregate principal amount equal to or in excess of $75,000,000, unless and until such Guarantor is (or is being contemporaneously) released from its guarantee with respect to such other Indebtedness and (ii) the release of any Subsidiary Guarantor from is obligations under the Loan Documents solely as a result of such Subsidiary Guarantor becoming an Excluded Subsidiary of the type described in clause (a) of the definition thereof shall only be permitted if such Subsidiary Guarantor becomes such an Excluded Subsidiary pursuant to a transaction, agreement or arrangement with a third party that is not otherwise an Affiliate of Limited and such transaction, agreement or arrangement was not for the primary purpose of releasing the Guarantee of such Subsidiary Guarantor. After giving effect to such election and release of a Discretionary Guarantor, (A) the Indebtedness of such Discretionary Guarantor outstanding upon such election and release will be deemed to constitute Indebtedness of a Subsidiary that is not a Loan Party for purposes of this Agreement and (B) the Investments in such Discretionary Guarantor made by Limited and its Subsidiaries prior to such election and release will be deemed to constitute Investments in a Subsidiary that is not a Loan Party for purposes of this Agreement. (c) In connection with any such termination or release pursuant to this Section 11.26, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) promptly execute and deliver to the Borrower, at the Borrower’s expense, all documents that Borrower shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. BORROWER: HELEN OF TROY TEXAS CORPORATION, a Texas corporation By: Name: Title: LIMITED: HELEN OF TROY LIMITED, a Bermuda company By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 LENDERS: PNC BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 LENDERS: U.S. BANK NATIONAL ASSOCIATION, as a Lender By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 LENDERS: WELLS FARGO BANK, N.A., as a Lender By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 LENDERS: TD BANK, N.A., as a Lender By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 LENDERS: THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 LENDERS: JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Title:

Signature Page to Credit Agreement [Helen of Troy] ACTIVE 716195509v10 LENDERS: HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: Name: Title: